AMENDED AND RESTATED

                             OPERATING AGREEMENT OF

                    SPRING VALLEY TERRACE APARTMENTS, L.L.C.



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                                TABLE OF CONTENTS
                                                                          Page

I. DEFINITIONS................................................................1

         1.1      "Accountant" ...............................................1
         1.2      "Act" ......................................................2
         1.3      "Actual Tax Credit" ........................................2
         1.4      "Adjusted Capital Account Deficit" .........................2
         1.5      "Affiliate" ................................................2
         1.6      "Agreement" or "Operating Agreement" .......................2
         1.7      "Assignee" .................................................2
         1.8      "Bankruptcy" or "Bankrupt" .................................2
         1.9      "Break-even Operations" ....................................3
         1.10     "Capital Account"  .........................................3
         1.11     "Capital Contribution" .....................................3
         1.12     "Code" .....................................................3
         1.13     "Company"...................................................3
         1.14     "Company Minimum Gain"......................................3
         1.15     "Completion of Construction" ...............................4
         1.16     "Compliance Period" ........................................4
         1.17     "Consent of the Special Member" ............................4
         1.18     "Construction Contract" ....................................4
         1.19     "Construction Loan" ........................................4
         1.20     "Contractor" ...............................................4
         1.21     "Debt Service Coverage" ....................................4
         1.22     "Deferred Management Fee" ..................................4
         1.23     "Developer" ................................................5
         1.24     "Development Fee" ..........................................5
         1.25     "Disinterested Member"......................................5
         1.26     "Distributions" ............................................5
         1.27     "Fair Market Value" ........................................5
         1.28     "First Year Certificate" ...................................5
         1.29     "Force Majeure".............................................5
         1.30     "Gross Asset Value" ........................................5
         1.31     "Hazardous Substance".......................................6
         1.32     "Improvements"..............................................6
         1.33     "Income and Losses".........................................8
         1.34     "Insurance" ................................................8
         1.35     "Insurance Company" ........................................8
         1.36     "Interest" .................................................8
         1.37     "Investor Member"...........................................8
         1.38     "Involuntary Withdrawal"....................................8
         1.39     "Land Purchase Note"........................................9
         1.40     "LIHTC".....................................................9
         1.41     "Liquidation"...............................................9
         1.42     "Majority in Interest"......................................9

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         1.43     "Managing Member(s)"........................................9
         1.44     "Management Administration Fee".............................9
         1.45     "Management Agent"..........................................9
         1.46     "Management Agreement"......................................9
         1.47     "Member"....................................................9
         1.48     "Member Nonrecourse Debt"..................................10
         1.49     "Member Nonrecourse Debt Minimum Gain".....................10
         1.50     "Member Nonrecourse Deductions"............................10
         1.51     "Minimum Set-Aside Test"...................................10
         1.52     "Mortgage", "Mortgage Note" or "Mortgage Loan".............10
         1.53     "Net Operating Income".....................................11
         1.54     "Nonrecourse Deductions"...................................11
         1.55     "Nonrecourse Liability"....................................11
         1.56     "Operating Deficit" .......................................11
         1.57     "Operating Deficit Guarantee Period".......................11
         1.58     "Operating Loans"..........................................11
         1.59     "Permanent Mortgage Commencement" .........................11
         1.60     "Person" ..................................................12
         1.61     "Prime Rate"...............................................12
         1.62     "Project" .................................................12
         1.63     "Project Documents" .......................................12
         1.64     "Projected Tax Credits" ...................................12
         1.65     "Projected Annual Tax Credits" ............................12
         1.66     "Qualified Income Offset Item".............................12
         1.67     "Qualified Tenants" .......................................12
         1.68     "Rent Restriction Test" ...................................12
         1.69     "Reporting Fee"............................................12
         1.70     "Revised Projected Tax Credits"............................13
         1.71     "Sale or Refinancing"......................................13
         1.72     "Sale or Refinancing Proceeds" ............................13
         1.73     "Special Member"...........................................13
         1.74     "State" ...................................................13
         1.75     "State Tax Credit Agency" .................................13
         1.76     "Substitute Member" .......................................13
         1.77     "Tax Credit" ..............................................13
         1.78     "Tax Credit Conditions"....................................13
         1.79     "Tax Credit Period"........................................14
         1.80     "TRA 1986" ................................................14
         1.81     "Treasury Regulations" ....................................14
         1.82     "Withdrawing Member".......................................14
         1.83     "Withdrawing" or "Withdrawal"..............................14

II.      NAME ...............................................................14

III.     PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE .......................14

         3.1      Principal Executive Office ................................14
         3.2      Agent for Service of Process ..............................14

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IV.      PURPOSE ............................................................15

V.       TERM ...............................................................15

VI.      MANAGING MEMBER CONTRIBUTIONS AND LOANS.............................15

         6.1      Capital Contribution of Managing Member....................15
         6.2      Construction and Operating Obligations.....................15
         6.3      Managing Member Loans......................................16

VII.     MEMBER'S CAPITAL CONTRIBUTIONS......................................16

         7.1      Withdrawing Member.........................................16
         7.2      Capital Contribution of Investor Member....................16
         7.3      Repurchase of Investor Member's Interest...................19
         7.4      Capital Contribution of Special Member.....................19
         7.5      Liability of Investor Member and Special Member............19
         7.6      Reduction of Capital Contribution..........................20
         7.7      Return of Capital Contribution.............................21
         7.8      Liability of Investor Member...............................22

VIII. WORKING CAPITAL AND RESERVES ..........................................22

         8.1      Operation and Maintenance Reserve .........................22
         8.2      Debt Service Coverage Reserve Account .....................22
         8.3      Operating Reserve Account..................................22
         8.4      Lease-up Reserve Account...................................23
         8.5      Other Reserves.............................................23

IX.      MANAGEMENT AND CONTROL .............................................23

         9.1      Power and Authority of Managing Member ....................23
         9.2      Payments to the Managing Member and Others ................23
         9.3      Specific Powers of the Managing Member.....................25
         9.4      Authority Requirements.....................................25
         9.5      Limitations on Managing Member's Power and Authority ......26
         9.6      Restrictions on Authority of Managing Member...............27
         9.7      Duties of Managing Member..................................27
         9.8      Company Expenses ..........................................29
         9.9      Managing Member Expenses ..................................30
         9.10     Other Business of Members .................................30
         9.11     Covenants, Representations and Warranties..................30
         9.12     Option to Acquire..........................................33

X.       ALLOCATIONS OF INCOME, LOSSES AND CREDITS ..........................35

         10.1     General ...................................................35


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         10.2     Allocations From Sale or Refinancing.......................35
         10.3     Special Allocations........................................36
         10.4     Curative Allocations.......................................38
         10.5     Other Allocation Rules.....................................39
         10.6     Tax Allocations:  Code Section 704(c)......................40
         10.7     Allocation Among Investor Members and Assignees............40
         10.8     Allocation Among Managing Members..........................40
         10.9     Modification of Allocations ...............................40

XI.      DISTRIBUTION .......................................................41

         11.1     Distribution of Net Operating Income ......................41
         11.2     Distribution of Sale or Refinancing Proceeds...............41

XII.     VOLUNTARY TRANSFERS OF NON-MANAGING MEMBER'S INTEREST
         IN THE COMPANY......................................................42

         12.1     Restrictions on Transfer...................................42
         12.2     Conditions Precedent to Transfers..........................42
         12.3     Assignment of Investor Member's Interest ..................42
         12.4     Effective Date of Transfer ................................43
         12.5     Invalid Assignment ........................................43
         12.6     Assignee's Rights to Allocations
                    and Distributions .......................................43
         12.7     Substitution of Assignee as Investor Member................43
         12.8     Death, Bankruptcy, Incompetency, etc.
                    of a Investor Member ....................................44

XIII. WITHDRAWAL, REMOVAL AND REPLACEMENT OF MANAGING MEMBER.................44

         13.1     Resignation of Managing Member.............................44
         13.2     Removal of Managing Member.................................44
         13.3     Effects of a Withdrawal....................................46
         13.4     Successor General Partner..................................47
         13.5     Admission of Additional or Successor Managing Member.......48
         13.6     Transfer of Interest ......................................48
         13.7     No Goodwill Value..........................................48

XIV.     BOOKS AND ACCOUNTS, REPORTS, TAX RETURNS,
         FISCAL YEAR AND BANKING ............................................49

         14.1     Books and Accounts ........................................49
         14.2     Accounting Reports ........................................49
         14.3     Other Reports .............................................50
         14.4     Late Reports ..............................................52
         14.5     Annual Site Visits.........................................52
         14.6     Tax Returns................................................52
         14.7     Fiscal Year ...............................................52


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         14.8     Banking ...................................................52
         14.9     Certificates and Elections ................................53

XV.      DISSOLUTION, WINDING UP, TERMINATION AND
         LIQUIDATION OF THE COMPANY..........................................53

         15.1     Dissolution of Company.....................................53
         15.2     Return of Capital Contribution upon Dissolution ...........53
         15.3     Distributions of Assets ...................................54
         15.4     Deferral of Liquidation....................................55
         15.5     Liquidation Statement .....................................55
         15.6     Articles of Dissolution....................................55

XVI.     AMENDMENTS .........................................................55

XVII.    TREATMENT AS LIMITED LIABILITY COMPANY..............................56

XVIII.   NATURE OF MEMBERS' INTEREST.........................................56

XIX.     MISCELLANEOUS ......................................................56

         19.1     Voting Rights .............................................56
         19.2     Meeting of Partnership ....................................57
         19.3     Notices ...................................................57
         19.4     Successors and Assigns ....................................57
         19.5     Recording of Articles of Organization of the Company.......57
         19.6     Amendment of Articles of Organization of the Company.......58
         19.7     Counterparts ..............................................58
         19.8     Captions ..................................................58
         19.9     Certain Provisions.........................................58
         19.10    Saving Clause..............................................59
         19.11    Number and Gender .........................................59
         19.12    Entire Agreement ..........................................59
         19.13    Governing Law .............................................59
         19.14    Attorney's Fees ...........................................59
         19.15    Receipt of Correspondence .................................59
         19.16    Security Interest and Right of Set-Off ....................59
         19.17 Tax Matters Partners......................................... 59

EXHIBIT A - Legal Description......................................A-1
EXHIBIT B - Form of Legal Opinion..................................B-1  -  B-4
EXHIBIT C - Certification and Agreement............................C-1  -  C-4
EXHIBIT D - Managing Member Certif ication.........................D-1  -  D-4
EXHIBIT E - Form of Completion Certificate.........................E-1
EXHIBIT F - Accountant's Certificate ..............................F-1
EXHIBIT G - Sample Contractor Letter...............................G-1
EXHIBIT H - Report of Operations...................................H-1  -  H-10


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                              AMENDED AND RESTATED
                             OPERATING AGREEMENT OF
                    SPRING VALLEY TERRACE APARTMENTS, L.L.C.

         This Amended and Restated Operating Agreement is being entered into effective as of the date written below by and between Spring Valley Terrace, Inc., an Arizona nonprofit corporation as the managing member (the "Managing Member"), WNC Housing Tax Credit Fund VI, L.P., Series 5, a California limited partnership as a member (the "Investor Member"), WNC Housing, L.P., as the special member (the "Special Member") and Human Action for Chandler, an Arizona non-profit corporation, dba Coordinated Community Services of Arizona, as the withdrawing member (the "Withdrawing Member").

         WHEREAS, Spring Valley Terrace Apartments, L.L.C., an Arizona limited liability company (the "Company") recorded Articles of Organization of the Company with the Arizona Corporation Commission on September 10, 1996. An Operating Agreement dated as of September 7, 1996, was entered into by and among the Company and the initial members, Spring Valley Terrace, Inc., an Arizona nonprofit corporation as the managing member (the "Managing Member") and Human Action for Chandler, an Arizona non-profit corporation, dba Coordinated Community Services of Arizona, as a member (the "Withdrawing Member") (the "Original Operating Agreement).

         WHEREAS, the Members desire to enter into this Agreement to provide for, among other things, (i) the continuation of the Company, (ii) the admission of the Investor Member and the Special Member as members of the Company, (iii) the liquidation of the Withdrawing Member's Interest in the Company, (iv) the payment of Capital Contributions by the Investor Member and the Special Member to the Company, (v) the allocation of Income, Losses, Tax Credits and distributions of Net Operating Income and other cash funds of the Company among the Members (vi) the respective rights, obligations and interests of the Members to each other and to the Company, and (vii) certain other matters.

         WHEREAS, the Members desire hereby to amend and restate the Original Operating Agreement.

         NOW, THEREFORE, in consideration of their mutual agreements herein set forth, the Members hereby agree to amend and restate the Operating Agreement in its entirety to provide as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 "Accountant" shall mean Joseph Tameron, CPA or such other firm of independent certified public accountants as may be engaged by the Managing Member with the consent of the Special Member. Notwithstanding any provision of this Agreement to the contrary, the Special Member shall have the discretion to dismiss the Accountant for cause if such Accountant fails to provide, or inaccurately provides, the information required in Section 14.2 and
14.3 of this Agreement.

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         Section 1.2 "Act" shall mean the Arizona Limited  Liability Company Act and all amendments to the Act.

         Section 1.3 "Actual Tax Credit" shall mean as of any point in time, the total amount of the LIHTC actually allocated by the Company to the Investor Member and the Special Member, representing ninety-nine and 99/100th percent (99.99%) of the LIHTCs actually received by the Company, as shown on the applicable tax return of the Company.

         Section 1.4 "Adjusted Capital Account Deficit" shall mean with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

         (a) Credit to such Capital Account any amounts which such Member is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

         (b) Debit to such Capital Account the items described in Sections 1.704-2(b)(2)(ii)(d)(4), 1.704-2(b)(2)(ii)(d)(5) and 1.704-2(b)(2)(ii)(d)(6) of
the Treasury Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

         Section 1.5 "Affiliate" shall mean (i) any Person directly or indirectly controlling, controlled by, or under common control with another Person; (ii) any Person owning or controlling 10% or more of the outstanding voting securities of such other Person; (iii) any officer, director, trustee, or partner of such other Person; and (iv) if such Person is an officer, director, trustee or general partner, any company for which such Person acts in any such capacity.

         Section 1.6 "Agreement" or "Operating Agreement" shall mean this Amended and Restated Operating Agreement, as it may be amended from time to time. Words such as "herein", "hereby" and "hereunder" when used with reference to this Agreement, refers to this Agreement as a whole, unless the context otherwise requires.

         Section 1.7 "Assignee" shall mean a Person who has acquired all or a portion of the Investor Member's beneficial interest in the Company and has not become a substitute Investor Member.

         Section 1.8 "Bankruptcy" or "Bankrupt" shall mean the making of an assignment for the benefit of creditors, becoming a party to any liquidation or dissolution action or proceeding, the commencement of any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors, or the appointment of a receiver, liquidator, custodian or trustee and, if any of the same occur involuntarily, the same not being dismissed, stayed or discharged within 90 days; or the entry of an order for relief under Title 11 of the United States Code. A Member shall be deemed Bankrupt if the Bankruptcy of such Member shall have occurred and be continuing.



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         Section 1.9 "Break-Even Operations" shall mean when the Company has Net
Operating Income as determined by the Accountant and approved by the Special Member.

         Section 1.10 "Capital Account" shall mean, with respect to each Member, the account maintained for such Member comprised of such Member's Capital Contribution as increased by allocations of Company Income (or items thereof) and any items in the nature of income or gain which are specially allocated pursuant to Article X hereof, and decreased by the amount of any Distributions made to such Member, and allocations of Company Losses (or items thereof) and any items in the nature of expenses or losses which are specially allocated pursuant to Article X hereof.

         In the event of any transfer of an interest in the Company in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

         The foregoing definition and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), as amended or any successor thereto, and shall be interpreted and applied in a manner consistent with such Treasury Regulation.

         Section 1.11 "Capital Contribution" shall mean the total amount of money, or the Fair Market Value of property (net of liabilities securing such contributed property that the Company is considered to assume or take subject to under Section 752 of the Code), contributed to the Company, if any, by all the Members or any class of Members or any one Member as the case may be (or by a predecessor-in-interest of such Member or Members), reduced by any of such capital which shall have been returned pursuant to Section 7.3, 7.4 or 7.5 of this Agreement. A loan to the Company by a Member shall not be considered as a Capital Contribution.

         Section 1.12 "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute.

         Section 1.13 "Company" shall mean the limited liability company continued under this Agreement.

         Section 1.14 "Company Minimum Gain" shall mean the amount determined by computing, with respect to each nonrecourse liability of the Company, the amount of gain, if any, that would be realized by the Company if a reduction occurs in the amount by which the nonrecourse liability exceeds the adjusted basis in the Project encumbered by the nonrecourse liability. Such computation shall be made in a manner consistent with Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d).

         Section 1.15 "Completion of Construction" shall mean the completion of construction of the Project substantially in accordance with the Project
Documents in order to obtain the required certificates of occupancy (or the local equivalent) for all twenty (20) apartment units as evidenced by the issuance of the certificate of occupancy by the governmental agency having jurisdiction over the Project or by the issuance of the inspecting architect's certification, in a form substantially similar to that attached hereto as


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

Exhibit "E". The construction shall be completed in good workmanlike manner, free and clear of all mechanics, materialmen's or similar liens. All other costs and expenses must be paid with respect to the Project through completion, including but not limited to costs of financing.

         Section  1.16  "Compliance  Period"  shall mean the period set forth in
Section 42 (i)(1) of the Code, as amended, or any successor statute.

         Section 1.17 "Consent of the Special Member" shall mean the prior written consent or approval of the Special Member.

         Section 1.18 "Construction Contract" shall mean the construction contract in the amount of $978,052 entered into between the Company and the Contractor pursuant to which the Projected is being constructed.

         Section 1.19 "Construction Loan" shall mean the loan obtained from Wells Fargo Bank, N.A. in the principal amount of $456,000 at an interest rate equal to 1.25% in excess of lender's Prime Rate in effect from time to time per annum for a term of 12 months. Where the context admits, the term Construction Loan shall include any deed, deed of trust, note, security agreement, assumption agreement or other instrument executed in connection with the Construction Loan which is binding on the Company.

         Section 1.20 "Contractor" shall mean Western Plains Development Corp., which is the general construction contractor of the Project.

         Section 1.21 "Debt Service Coverage" shall mean the ratio between the Net Operating Income (excluding Mortgage payments) and the debt service required to be paid on the Mortgage(s); as example, a 1.15 Debt Service Coverage means that for every $1.00 of debt service required to be paid there must be $1.15 of Net Operating Income available. A worksheet for the calculation of Debt Service Coverage is found in the Report of Operations attached hereto as Exhibit "H" and incorporated herein by this reference.

         Section 1.22 "Deferred Management Fee" shall have the meaning set forth in Section 9.2(c) hereof.

         Section 1.23 "Developer" shall mean Human Action for Chandler, an Arizona non-profit corporation, dba Coordinated Community Services of Arizona.

         Section 1.24 "Development Fee" shall mean the fee payable to the Developer pursuant to Section 9.2(a) of this Agreement for services incident to the development and construction of the Project in accordance with the Development Fee Agreement between the Company and the Developer dated the even date herewith and incorporated herein by this reference.

         Section 1.25 "Disinterested Member" shall mean a Member who is not related (within the meaning of Section 267 (b) of the Code and Section 707 (b)


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

(1) of the Code) to either the Member whose Interest is to be transferred as provided in Article XII or the proposed transferee of such Interest.

         Section 1.26 "Distributions" shall mean the total amount of money, or the Gross Asset Value of property (net of liabilities securing such distributed property that such Member is considered to assume or take subject to under
Section 752 of the Code), distributed to Members with respect to their interests in the Company, but shall not include any payments to the Managing Member or its Affiliates for fees or other compensation as provided in this Agreement or any guaranteed payment within the meaning of Section 707(c) of the Code, as amended, or any successor thereto.

         Section 1.27 "Fair Market Value" shall mean, with respect to any property, real or personal, the price a ready, willing and able buyer would pay to a ready, willing and able seller of the property, provided that such value is reasonably agreed to between the parties in arm's-length negotiations and the parties have sufficiently adverse interests.

         Section 1.28 "First Year Certificate" shall mean the certificate to be filed by the Managing Member with the Secretary of the Treasury within 90 days following the close of the first taxable year of the Project as required by Code
Section 42(1)(1), as amended, or any successor thereto.

         Section 1.29 "Force Majeure" shall mean any act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockage, public riot, fire, flood, explosion, governmental action, governmental delay, restraint or inaction and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of a Member to this Agreement claiming such suspension.

         Section 1.30 "Gross Asset Value" shall mean with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

         (a) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the contributing Member and the Managing Member, provided that, if the contributing Member is a Managing Member, the determination of the fair market value of a contributed asset shall be determined by appraisal;

         (b) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Managing Member, as of the following times: (i) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (iii) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g): provided, however, that the adjustments pursuant to clauses (i) and (ii) above shall be made only if the Managing Member reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

         (c) The Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the gross fair market value of such asset on


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

the date of  distribution  as  determined  by the  distributee  and the Managing
Member, provided that, if the distributee is a Managing Member, the determination of the fair market value of the distributed asset shall be determined by appraisal; and

         (d) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 10.3(g) hereof; provided however, that Gross Asset Values shall not be adjusted pursuant to this Section 1.30(d) to the extent the Managing Member determines that an adjustment pursuant to Section 1.30(b) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 1.30(d).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to
Section 1.30(a), Section 1.30(b), or Section 1.30(d) hereof, such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset for purposes of computing Income and Losses.

         Section 1.31 "Hazardous Substance" shall mean and include any substance, material or waste, including asbestos, petroleum and petroleum products (including crude oil), that is or becomes designated, classified or regulated as "toxic" or "hazardous" or a "pollutant" or that is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance including, without limitation, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and the regulations adopted and publications promulgated pursuant thereto.

         Section 1.32 "Improvements" shall mean the twenty (20) unit apartment complex for elderly and handicapped built in accordance with the plans and specifications and Project Documents.

         Section 1.33 "Income and Losses" shall mean, for each fiscal year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

         (a) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Income or Losses pursuant to this Section 1.33 shall be added to such taxable income or loss;

         (b) Any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Income and Losses pursuant to this Section 1.33 shall be subtracted from such taxable income or loss;

         (c) In the event the Gross Asset Value of any Company asset is adjusted pursuant to Section 1.30(a) or (b) hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Income and Losses;

         (d) Gain or loss resulting from any disposition of Company assets with respect to which gain or loss is recognized for federal income purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

         (e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation for such fiscal year or other period, computed as provided below; and

         (f) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 10.3 or 10.4 hereof shall not otherwise be taken into account in computing Income or Losses.

         Depreciation for each fiscal year or other period shall be calculated as follows: an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period for federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managing Member.

         Section 1.34      "Insurance"      shall mean:

                  (a) During the course of construction, the Insurance shall include builder's risk insurance, liability insurance on the minimum amount of $1,000,000 per occurrence with an aggregate of $2,000,000 and worker's compensation.

                  (b) During operations the Insurance shall include business interruption coverage covering actual sustained loss for 12 months, worker's compensation, hazard coverage (including but not limited to fire, or other casualty loss to any structure or building on the Project in an amount equal to full replacement value of the damaged property without deducting for depreciation) and general liability coverage against liability claims for bodily injury or property damage in the minimum amount of $1,000,000 per occurrence and an aggregate of $2,000,000.

                  (c) All liability coverage shall include an umbrella liability coverage in a minimum amount of $1,000,000 per occurrence and an aggregate of $2,000,000.

                  (d) All Insurance polices shall name the Company as the named insured;

                  (e) All Insurance policies shall include a provision to notify the insured prior to cancellation;

                  (f) Hazard coverage must include inflation and building or ordinance endorsements; and

                  (g) The builder's risk coverage shall equal the construction contract amount.

         Section 1.35 "Insurance Company" shall mean any insurance company engaged by the Managing Member for the Company with the Consent of the Special Member which Insurance Company shall have an A rating or better for financial safety by A.M. Best or Standard & Poor's.

         Section 1.36 "Interest" shall mean the entire interest of a Member in the Company at any particular time, including the right of such Member to any and all benefits to which a Member may be entitled hereunder and the obligation of such Member to comply with the terms of this Agreement.

         Section 1.37 "Investor Member" shall mean WNC Housing Tax Credit Fund VI, L.P., Series 5, a California limited partnership, and such other Persons as are admitted to the Company as additional or substitute Investor Members pursuant to this Agreement.

         Section 1.38 "Involuntary Withdrawal" shall mean any Withdrawal caused by death, adjudication of insanity or incompetence, or Bankruptcy of a Managing Member, or the removal of a Managing Member pursuant to Section 13.2 hereof.

         Section 1.39 "Land Purchase Note" shall mean the Note Secured by Deed of Trust in the amount of $38,000 dated November 13, 1997 by and between Spring Valley Terrace Apartments, L.L.C. as the maker and Spring Valley Development Corporation as the seller. The Land Purchase Note shall be repaid in full on or before the Member's second Capital Contribution payment from either Construction Loan proceeds, the Members' Capital Contribution or the Managing Members' Fund.

         Section 1.40 "LIHTC" shall mean the low-income housing tax credit established by TRA 1986 and which is provided for in Section 42 of the Code, as amended, or any successor thereto.

         Section 1.41 "Liquidation" shall mean with respect to the Company the orderly sale and liquidation of the Project and other Company property following the first to occur of (a) the date upon which the Company is terminated under
Section 708(b)(1) of the Code unless continued by a vote of the Members, (b) the date upon which the Company ceases to be a going concern (even though it may continue in existence for the purpose of winding up its affairs, paying its debts and distributing any remaining balance to its Members), or (c) the date this Agreement terminates pursuant to its terms; and means, with respect to a Member at a time when the Company is not in Liquidation, the liquidation of such Member's interest in the Company under Treasury Regulation 1.761-1(d), as amended, or any successor thereto.

         Section 1.42 "Majority In Interest" shall mean a combination of any members who, in the aggregate, own more than 50% of the Membership Interests of all Members.

         Section 1.43 "Managing Member(s)" shall mean Spring Valley Terrace, Inc., an Arizona nonprofit corporation and such other Persons as are admitted to the Company as additional or substitute Managing Members pursuant to this Agreement, selected to manage the affairs of the Company.

         Section 1.44 "Management Administration Fee" shall have the meaning set forth in Section 9.2(d) hereof.

         Section 1.45 "Management Agent" shall mean the property management company which oversees the property management functions for the Project and which is on-site at the Project. The initial Management Agent shall be Kay-Kay Realty Corp.

         Section 1.46 "Management Agreement" shall mean the agreement between the Company and the Management Agent for property management services.

         Section 1.47 "Member" shall mean each person, including the Managing Member, the Special Member and the Investor Member, designated as a member of the Company in Exhibit "A" hereto or any other Person admitted as a member of the Company in accordance with this Agreement or Act.

         Section 1.48 "Member Nonrecourse Debt" shall mean the definition set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

         Section 1.49 "Member Nonrecourse Debt Minimum Gain" shall mean an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability (as defined in Section 1.704-2 (b)(3) of the Treasury Regulations), determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

         Section 1.50 "Member Nonrecourse Deductions" shall mean the definition set forth in Sections 1.704-2 (i)(1) and 1.704-2(i)(2) of the Treasury Regulations.

         Section 1.51 "Minimum Set-Aside Test" shall mean the 40-60 set-aside test pursuant to Section 42(g), as amended, of the Code with respect to the percentage of apartment units in the Project to be occupied by Qualified Tenants whose incomes are less than the required percentage of the area median gross income. Notwithstanding, the Company has agreed that 40% of the apartment units will be rented to tenants with incomes of 50% or less of the area median income, as adjusted for family size.

         Section 1.52 "Mortgage", "Mortgage Note" or "Mortgage Loan" shall collectively mean the nonrecourse promissory notes whereby the Company promises to pay the following: (a) to Washington Mutual Bank in the principal amount of $162,000 plus interest on the principal at a rate subject to the availability of fixed rate funds from the Federal Home Loan Bank of San Francisco Community

Advance Program plus 2.00% points for a term of 15 years and amortized over 30 years; and (b) to Human Action for Chandler, an Arizona non-profit corporation, dba Coordinated Community Services of Arizona in the principal amount of $462,987 at 1% interest for a term of 20 years; the Members agree that cash flow to the Property after payment of Project expenditures, the first Mortgage and the payment of any deferred development fees, shall be deposited in a restricted account. Where the context admits, the term "Mortgage" or "Mortgage Loan" shall include any mortgage, deed, deed of trust, note, regulatory agreement, security agreement, assumption agreement or other instrument executed in connection with the Mortgage Note which is binding on the Company; and in case any Mortgage is replaced or supplemented by any subsequent mortgage or mortgages, the Mortgage shall refer to any such subsequent mortgage or mortgages. In the event the terms of the Mortgage are not as specified herein and the Special Member determines in its discretion that the Debt Service Coverage falls below 1.15 then at the request of the Special Member the Managing Member shall reduce the principal of the Mortgage to an amount the Special Member determines is adequate to produce a
1.15. Reduction of the principal amount of the Mortgage will be first made from the Debt Service Coverage Reserve Account specified in Section 8.2. The Mortgage funds and the Capital Contribution, specifically Section 7.2(b)(3), shall be used to retire the Construction Loan and if there are any funds remaining the Mortgage funds shall be used to retire any outstanding hard construction costs including labor and materials.

         Section 1.53 "Net Operating Income" shall mean: (a) the excess of actual receipt on a cash basis by the Company of revenues from operations of the Company, including, without limitation, rental income (but not any subsidy thereof from the Managing Member or an Affiliate thereof), but excluding prepayments, security deposits and interest thereon, (b) over all cash operating obligations of the Company (other than those covered by insurance) in accordance with the applicable budget adopted by the Company in accordance with Section 14.3(j) of this Agreement (the "Budget"), including, without limitation, the payment of the Mortgage, the Management Agent fees (which shall be deemed to include that portion of such fees which is deferred and not currently paid), the Reporting Fee, the funding of reserves in accordance with Article VIII of this Agreement, and a reserve for all taxes or payments in lieu of taxes and any other expenses which may reasonably be expected to be paid in a subsequent period but which on an accrual basis are allocable to the period in question, such as insurance premiums, audit, tax or accounting expenses (excluding deductions for cost recovery of buildings, improvements and personal property and amortization of any financing fees). Without limiting the generality of the foregoing, the Company's gross revenues for purposes of this Section shall not include Capital Contributions, borrowings, any lump-sum payment or any other extraordinary receipt of funds thereby, or interest or any other income earned on investment of its funds, and unless otherwise provided in a Budget, the cash operating obligations of the Company shall be deemed to include real estate taxes for the period at the fully assessed rate.

         Section 1.54 "Nonrecourse Deductions" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(1).

         Section 1.55 "Nonrecourse Liability" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(3).

         Section 1.56 "Operating Deficit" shall mean for any fiscal year when the Company does not have Net Operating Income as determined by the Accountant and approved by the Special Member.

         Section 1.57 "Operating Deficit Guarantee Period" shall mean the period commencing with the date of this Agreement and ending three years following three consecutive months of Break-Even Operations.

         Section 1.58 "Operating Loans" shall mean loans made by the Managing Member to the Company pursuant to Article VI of this Agreement, which loans do not bear interest and are repayable only as provided in Article XI of this Agreement.

         Section 1.59 "Permanent Mortgage Commencement" shall mean the first day on which all of the following have occurred: (a) the Construction Loan shall have been repaid in full and or funds escrowed for payment of the Construction Loan; (b) the principal amount, interest rate and maturity date of the Mortgage and the Mortgage Note shall have been finally determined; and (c) amortization of the Mortgage shall have commenced.

         Section 1.60 "Person" shall mean an individual, proprietorship, trust, estate, partnership, joint venture, association, company, corporation or other entity.

         Section 1.61 "Prime Rate" shall mean the base rate of interest which lender establishes from time to time and which serves as the basis upon which effective rates of interest are calculated. Any change in the rate of interest on the Construction Loan due to a change in the Prime Rate shall become effective on the date each change in the Prime Rate is announced by the construction lender.

         Section 1.62 "Project" shall mean the approximately 2.86 acres of land in Mayer, Yavapai County, Arizona, as more fully described in Exhibit "A" attached hereto and incorporated herein by this reference, and any and all improvements now or hereafter to be constructed thereon, specifically including a twenty (20) unit low to moderate income units for elderly and handicapped residents.

         Section 1.63 "Project Documents" shall mean and include all documents delivered to or required by the construction lender and/or any governmental agency having jurisdiction over the Project in connection with the construction and financing of the Project, including but not limited to, the construction loan agreement, construction contract and the approved plans and specifications for the development and construction of the Project.

         Section 1.64 "Projected Tax Credits" shall mean LIHTC in the aggregate amount of $1,102,150.

         Section 1.65 "Projected Annual Tax Credits" shall mean LIHTC in the amount of $27,548 for 1998, $110,193 per year for each of the years 1999 through 2007, and $82,645 for 2008, which the Managing Member has projected to be the total amount of LIHTC which will be allocated to the Investor Member by the Company, constituting 99.98% of the aggregate amount of LIHTC of $1,102,150 to be available to the Company.

         Section 1.66 "Qualified Income Offset Item" shall have the meaning set forth in Treasury Regulation Section 1.704-1(b)(2)(ii)(d), or any successor provision.

         Section 1.67 "Qualified Tenants" shall mean any tenants who have incomes of 60% or less of the area median gross income, as adjusted for family size, so as to make the Project eligible for LIHTC.

         Section 1.68 "Rent  Restriction  Test" shall mean the test  pursuant to
Section 42 of the Code whereby the gross rent charged to tenants of the low-income apartment units in the Project must not exceed 30% of the applicable income standards.

         Section 1.69 "Reporting Fee" shall mean the fee payable to the Investor Member commencing in 1999 equal to $500 for the Investor Member's services in monitoring the operations of the Company and for services in connection with the Company's accounting matters and assisting with the preparation of tax returns and the reports required in Section 14.2 and 14.3 of this Agreement. If in any year the Reporting Fee is not paid in full then the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Net Operating Income.

         Section 1.70 "Revised Projected Tax Credits" shall have the meaning set forth in Section 7.4(a) hereof.

         Section 1.71 "Sale or Refinancing" shall mean any of the following items or transactions: a sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, a condemnation of or casualty at the Project or any part thereof, a claim against a title insurance company, the refinancing or any Mortgage Note or other indebtedness of the Company and any similar item or transaction; provided, however, that the payment of Capital Contributions by the Partners shall not be included within the meaning of the term "Sale or Refinancing."

         Section 1.72 "Sale or Refinancing Proceeds" shall mean all cash receipts of the Company arising from a Sale or Refinancing (including principal and interest received on a debt obligation received as consideration in whole or in part, on a Sale or Refinancing) less the amount paid or to be paid in connection with or as an expense of such Sale or Refinancing, and with regard to damage recoveries or insurance or condemnation proceeds, the amount paid or to be paid for repairs, replacements or renewals resulting from damage to or partial condemnation of the Project.

         Section  1.73  "Special  Member"  shall  mean  WNC  Housing,   L.P.,  a
California limited partnership, and such other Persons as are admitted to the Company as additional or substitute Special Member pursuant to this Agreement.

         Section 1.74 "State" shall mean the State of Arizona.

         Section 1.75 "State Tax Credit Agency" shall mean the State agency responsible for the reservation and allocation of LIHTC, in the state and with respect to the Project.

         Section 1.76 "Substitute Investor Member" shall mean any Person who is admitted to the Company as an Investor Member pursuant to Section 12.5 or acquires the Interest of the Investor Member pursuant to Section 7.3 of this Agreement.

         Section 1.77 "Tax Credit" shall mean any credit permitted under the Code or the law of any state against the federal or a state income tax liability of any Member as a result of activities or expenditures of the Company including, without limitation, LIHTC.

         Section 1.78 "Tax Credit Conditions" shall mean, for the duration of the Compliance Period, any and all restrictions including, but not limited to, applicable federal, state and local laws, rules and regulations, which must be complied with in order to qualify for the LIHTC or to avoid an event of recapture in respect of the LIHTC.

         Section 1.79 "Tax Credit Period" shall mean the ten year time period referenced in Code Section 42(f)(1) over which the Projected Tax Credits are allocated to the Members. It is the intent of the Members that the Projected Tax Credits will be allocated during the Tax Credit Period and not a longer term.

         Section 1.80 "TRA 1986" shall mean the Tax Reform Act of 1986.

         Section  1.81  "Treasury   Regulations"   shall  mean  the  Income  Tax
Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         Section 1.82 "Withdrawing Member" shall mean Human Action for Chandler, an Arizona non-profit corporation, dba Coordinated Community Services of Arizona.

         Section 1.83 "Withdrawing" or "Withdrawal" (including the verb form "Withdraw" and the adjectival forms "Withdrawing" and "Withdrawn") shall mean, as to a Managing Member, the occurrence of the death, adjudication of insanity or incompetence, or Bankruptcy of such Member, or the withdrawal, removal or retirement from the Company of such Member for any reason, including any sale, pledge, encumbering, assignment or other transfer of all or any part of its Managing Member Interest and those situations when a Managing Member may no longer continue as a Managing Member by reason of any law or pursuant to any terms of this Agreement.

                                   ARTICLE II

                                      NAME

         The name of the Company shall be "Spring Valley Terrace Apartments, L.L.C."

                                   ARTICLE III

                  PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE

         Section 3.1 Principal Executive Office. The principal executive office of the Company is located at 670 N. Arizona Avenue, Suite 23, Chandler, Arizona 85224 or at such other place or places within the State as the Managing Member may hereafter designate.

         Section 3.2 Agent for Service of Process. The name of the agent for service of process on the Company is Rita L. Spears, whose address is 180 S.
Ash Avenue, Tempe, Arizona 85281.

                                   ARTICLE IV

                                     PURPOSE

         The purpose of the Company is to acquire, construct, own and operate the Project in order to provide, in part, Tax Credits to the Members in accordance with the provisions of the Code and the Treasury Regulations applicable to LIHTC and to sell the Project after the 15-year Tax Credit compliance period. The Company shall not engage in any business or activity which is not incident to the attainment of such purpose.

                                    ARTICLE V

                                      TERM

         The Company term commenced upon the filing of the Articles of Organization in the office of, and on the form prescribed by, the Corporation Commission of the State of Arizona, and shall continue until 2050 unless terminated earlier in accordance with the provisions of this Agreement or as otherwise provided by law.

                                   ARTICLE VI

                    MANAGING MEMBER'S CONTRIBUTIONS AND LOANS

         Section 6.1 Capital Contribution of Managing Member. The Managing Member shall make a Capital Contribution in the amount equal to $100,160

         Section 6.2 Construction and Operating Obligations.
         (a) The Managing Member shall cause Completion of Construction in accordance with the Project Documents, and shall equip the Project or cause the same to be equipped with all necessary and appropriate fixtures, equipment and articles of personal property, including refrigerators and ranges. If costs and expenses necessary to effect Completion of Construction exceed the sum of the Capital Contributions and the proceeds of the Mortgage Note, the Managing Member shall be responsible for and shall be obligated to pay such deficiencies. Any such advances by the Managing Member shall be deemed a Capital Contribution . In addition, if (1) the Improvements are not completed on or before October 1, 1998, ("Completion Date") (which date may be extended in the events of Force Majeure, but in no event longer than three months from the Completion Date); (2) prior to completing the Improvements, there is an uncured default under or termination of the Construction Loan, Mortgage Loan commitment, or other material documents; or (3) a foreclosure action is commenced against the Company, then at the Special Member's election, either the Managing Member will be removed from the Company and the Special Member will be admitted as successor Managing Member, all in accordance with Article XIII hereof, or the Managing Member will repurchase the Interests of the Investor Member and the Special Member for an amount equal to the amounts theretofore paid by the Investor Member and the Special Member, and the Investor Member and the Special Member shall have no further Interest in the Company. If the Investor Member elects to have the Managing Member repurchase the Interest of the Investor Member then the repurchase shall occur within 60 days after the Managing Member receives written demand from the Investor Member.

         (b) From Completion of Construction until three consecutive months of Break-Even Operations, the Managing Member will personally provide Operating Loans to pay any Operating Deficits; and for the balance of the Operating Deficit Guarantee Period the Managing Member will provide Operating Loans to pay any Operating Deficits up to the aggregate maximum amount of one year's operating expenses (including debt and reserves) approved by the Managing Member and the Special Member. Each Operating Loan shall be nonrecourse to the Members, and shall be repayable out of 50% of the available Net Operating Income or Sale or Refinancing Proceeds in accordance with Article XI of this Agreement.

         Section 6.3 Managing Member Loans. With the prior consent of the Special Member, and if approved by Washington Mutual Bank, if applicable, the Managing Member may loan to the Company any sums required by the Company and not otherwise reasonably available to it, at a rate of interest not to exceed the lesser of 2% per annum above the then prevailing prime or reference rate charged by Bank of America N.T. & S.A., Main Office, San Francisco, California, or the maximum legal rate. The amount and maturity date of any such loan and the rate of interest thereon shall be evidenced by a written instrument. The Managing Member shall not charge a prepayment penalty on any such loan.

                                   ARTICLE VII

                         MEMBER'S CAPITAL CONTRIBUTIONS

         Section 7.1 Withdrawing Member. The Withdrawing Member made a Capital Contribution of $100. Effective as of the date of this Agreement, the Withdrawing Member's Interest has been liquidated and the Company has reacquired the Withdrawing Member's Interest in the Company.

         Section 7.2 Capital Contribution of Investor Member. The Investor Member shall make a total Capital Contribution in the amount of $716,254 in cash on the dates and subject to the conditions hereinafter set forth:

         (a) The obligation of the Investor Member to pay the aforesaid Capital Contribution shall be subject to the satisfaction of the following conditions:

                  (1) prior to the initial payment of the Capital Contribution only, the issuance to the Investor Member of an opinion of the Company's legal counsel, in a form substantially similar to the form attached hereto as Exhibit "B" and incorporated herein by this reference;

                  (2) prior to the initial payment of the Capital Contribution only, the Managing Member shall deliver to the Investor Member a fully executed Certificate and Agreement in a form substantially similar to the form attached hereto as Exhibit "C" and incorporated herein by this reference;

                  (3) prior to the initial payment of the Capital Contribution only, the Investor Member shall obtain from the Managing Member, with respect to the Project, a construction pro forma reflecting payment of the construction expenses and an operation pro forma reflecting income and expenses;

                  (4) prior to the due date of each installment of such Capital Contribution except the first payment, the Managing Member shall issue to the Investor Member a certificate signed by or on behalf of the Managing Member in a form substantially similar to the form attached hereto as Exhibit "D" and incorporated herein by this reference, dated not more than five days prior to such due date, to the effect that all of the representations and warranties set forth in Section 9.11 are accurate.

                  (5) prior to the Capital  Contribution  payment  referenced in
Section 7.2(b)(3), the Managing Member shall deliver to the Investor Member the following: (A) Certificate of Occupancy on all the apartment units in the Project; (B) copy of the recorded grant deed (warranty deed); (C) title insurance issued at Permanent Mortgage Commencement in an amount equal to the
Project's  debt and equity which  policy  shall show the  Investor  Member as an additional named insured and which policy shall include a fairway and non-imputation endorsement; (D) a certificate signed by the architect in a form substantially similar to the form attached hereto as Exhibit "E" and incorporated herein by this reference, indicating that the Improvements have been completed in accordance with the plans and specifications; (E) an audited cost certification with an itemized cost breakdown in the form required by and submitted to the regulatory agencies; (F) fully executed set of the Mortgage Documents; (G) copy of the Declaration of Restrictive Covenants/Extended Use Agreement entered into between the Company and the State Tax Credit Agency responsible for allocating the LIHTC; and

                  (6) prior to the Capital  Contribution  payment  referenced in
Section 7.2(b)(4), the Managing Member shall deliver to the Investor Member Internal Revenue Code Form 8609, or any successor form.

         (b) Provided the conditions of Section 7.2(a) of this Amended and Restated Operating Agreement have been met, the Investor Member shall make the following Capital Contributions:

             (1)   $149,928 shall be payable upon:

                   (A)  admittance of the Investor Member into the Company;

                   (B)  closing of the Construction Loan;  provided

                   (C) the conditions of Section 7.2(a) of this Agreement have been met;

             (2)   $207,841 shall be payable upon:

                           (A)  90 days after closing of  Construction  Loan.
This Capital Contribution shall be deposited into the Wells Fargo Bank construction account and shall be disbursed upon Wells Fargo Bank's approval and consent. Upon each disbursement, Wells Fargo Bank and/or Managing Member shall provide the Investor Member with a copy of the construction loan draw request and the inspecting architect's application and certification of payment (AIA Document G707, or similar form acceptable to the Investor Member); provided

                           (B)  the conditions of Section 7.2(a) of this
Agreement have been met;

                  (3) $290,732 shall be payable to Wells Fargo Bank, N.A., on behalf of the Company, until the Construction Loan is repaid and upon:

                           (A)   receipt by the Investor Member of a letter from
the Contractor (in a form substantially similar to the form attached hereto as Exhibit "G" and incorporated herein by this reference) stating all amounts payable to the Contractor have been paid in full and that the Company is not in violation of the construction contract; and

                           (B)      verification of Insurance coverage for the
project;

                           (C)      verification that $25,000 has been set aside
by the Member in an interest bearing account at the National Bank of Southern California to be held and disbursed in accordance with Section 8.2 herein; provided

                           (D)      the conditions of Section 7.2(a) of this
Agreement have been met;  and

         (4) $67,753 shall be payable to Wells Fargo Bank, N.A., on behalf of the Company, until the Construction Loan is repaid and upon:

                           (A)      receipt by the Investor Member of tenant
income verification data to determine that 100% of the units in the Project qualify under Section 42 of the Code;

                           (B)      receipt by the Investor Member of a fully
executed IRS Form 8609;

                           (C)      receipt  by the  Investor  Member  of the
first year tax return in which Tax Credits are taken and confirmation that 40 year depreciation was elected;

                           (D)      receipt by the Investor  Member of the
construction cost certificate (which includes an itemized cost breakdown, the Accountant's final tax credit certification setting forth the Project's eligible basis with the amount of Tax Credits to which the Company is entitled in a form substantially similar to the form attached hereto as Exhibit "F" and incorporated herein by this reference); provided

                           (E)  the   conditions  of  Section   7.2(a)  of  this
Agreement have been met.

         Section 7.3 Repurchase of Investor Member's Interest. Within 60 days after receipt of written demand therefor from the Investor Member and/or the Special Member, the Company shall repurchase the Investor Member's Interest and/or the Special Member Interest in the Company by refunding to it in cash the full amount of the Capital Contribution which the Investor Member and/or the Special Member has theretofore made in the event that, for any reason, the Company shall fail to:

         (a) receive an allocation of LIHTC;

         (b) cause the Project to be placed in service by October 1, 1998;

         (c) achieve 90% occupancy of the Project by Qualified Tenants by November 1, 1998;

         (d) obtain the closing of the permanent Mortgage Loan by December 1, 1998;

         (e) meet both the Minimum Set-Aside Test and the Rent Restriction Test not later than December 31 of the first year the Members elect the LIHTC to commence in accordance with the Code;

         (f) continue to meet both the Minimum Set-Aside Test and the Rent Restriction Test during the period when the Investor Member is required to make its Capital Contribution to the Company; and

         (g) obtain the carryover allocation for the allocation of LIHTC beyond December 31, 1997.

         Section 7.4 Capital Contribution of Special Member. The Special Member shall make a Capital Contribution of $72 at the time of the Investor Member's Capital Contribution payment referenced in Section 7.2(b)(1) upon the same conditions. The Special Member shall be in a different class from the Investor Member and, except as otherwise expressly stated in this Agreement, shall not participate in any rights allocable to or exercisable by the Investor Member under this Agreement.

         Section 7.5 Liability of Investor Member and Special Member. The Investor Member and Special Member shall not be liable for any of the debts, liabilities, contracts or other obligations of the Company. The Investor Member and Special Member shall be liable only to make Capital Contributions in the amounts and on the dates specified in this Agreement and, except as otherwise expressly required hereunder, shall not be required to lend any funds to the Company or, after their respective Capital Contributions have been paid, to make any further Capital Contribution to the Company.

         Section 7.6 Reduction of Capital Contribution.

         (a) As evidenced by IRS Form 8609 and the audited construction cost certification, if the Investor Member's and the Special Member's 99.99% interest in the Tax Credit is less than $1,102,040 then the Capital Contribution provided for in Section 7.2 and Section 7.4 shall be reduced by the amount which will make the total Capital Contribution to be paid by the Investor Member and the Special Member to the Company equal to 65% of the total Tax Credits allocated to the Investor Member and the Special Member. In the event there is a reduction in the Tax Credits pursuant to this Section 7.6, Projected Tax Credits shall thereafter be referred to as the "Revised Projected Tax Credits and Projected Annual Tax Credits shall be referred to as the "Revised Projected Annual Tax Credit."

         (b) If the Capital Contribution of the Investor Member is to be reduced pursuant to this Section 7.6 during the period when the Investor Member is required to make its Capital Contribution, then the amount of the reduction shall be applied to the next Capital Contribution owed by the Investor Member. If the Capital Contribution reduction referenced in this Section 7.6 is greater than the balance of the Investor Member's Capital Contribution payments ("Reduction Shortfall") then the amount of the Reduction Shortfall shall be paid by the Managing Member to the Investor Member within ninety days of the Managing Member receiving notice of the Reduction Shortfall from the Investor Member.

         (c) The Managing Member will use its best efforts to rent 100% of the Project's apartment units to Qualified Tenants over the fifteen (15) year LIHTC life. If at the end of each calendar year during the first five calendar years following the year in which the Project is placed in service, the Actual Tax Credit for any fiscal year or portion thereof is less than the Projected Annual Tax Credit, or the Revised Projected Annual Tax Credit, if applicable, pertaining to such fiscal year or portion thereof, then the Capital Contribution of the Investor Member shall be reduced by an amount equal to the difference between (A) Projected Annual Tax Credits, or the Revised Projected Annual Tax Credits, if applicable, and (B) the Actual Tax Credit. Any reduction in Capital Contribution shall first be applied to reduce the Investor Member's next Capital Contribution, and any portion of such reduction in excess of such Capital Contribution shall be applied to reduce succeeding Capital Contributions of the Investor Member. If no further Capital Contribution payments are due and owing from the Investor Member, then the entire amount of such reduction shall be repaid by the Managing Member to the Investor Member from the Manager's share of Net Operating Income and if not repaid in full by the time of a Sale or Refinance then the unpaid portion shall be paid from the available funds under
Section 11.2(b) of this Agreement.

         (d) In the event that, for any reason, at any time after the first five calendar years of Company operations, if the amount of the Actual Tax Credit shall be less than the Projected Tax Credit (or the Revised Projected Tax Credit, if applicable) (the "Credit Shortfall") then there shall be a corresponding reduction in the Managing Member's Net Operating Income in an amount equal to the Credit Shortfall and said amount shall be allocated and paid to the Investor Member. In the event there is not sufficient funds to pay the full Credit Shortfall to the Investor Member at the time of the next Distribution of Net Operating Income then the Investor Member shall be treated as having made a constructive advance to the Company with respect to such year (a "Credit Shortfall Loan"), which shall be deemed to have been made on January 1 of such year. Credit Shortfall Loans shall be deemed to bear no interest. Credit Shortfall Loans shall be repaid in the next year in which sufficient moneys are available from the Net Operating Income. In the event a Sale or Refinancing of the Project occurs prior to repayment in full of the Credit Shortfall Loan then the excess will be paid in accordance with Section 11.2(b).

         (e) The Managing Member has represented, in part, that the Investor Member will receive Projected Annual Tax Credits. In the event the 1998 and 1999 Projected Annual Tax Credits are less than projected then the Investor Member's Capital Contribution shall be reduced by an amount equal to 70% times the difference between the Projected Annual Tax Credits for 1998 and 1999 and the Actual Tax Credits for 1998 and 1999. In addition, if in the event the 1998 and

1999 Tax Credits are less than projected then the Special Member's Capital Contribution shall be reduced following the same equation referenced in the preceding sentence. If, at the time of determination thereof, the Capital Contribution adjustment referenced in this Section 7.6(e) is greater than the balance of the Member's or Special Member's Capital Contribution payment which is then due, if any, then the Capital Contribution reduction amount shall be paid by the Managing Member to the Investor Member and/or the Special Member within ninety days of the Managing Member receiving notice of the reduction from the Investor Members and/or the Special Member.

         (f) The Members recognize and acknowledge that the Investor Member and the Special Member are making their Capital Contribution, in part, on the expectation that the Projected Tax Credits are allocated to the Investor Member and the Special Member over the Tax Credit Period. If the Projected Tax Credits are not allocated to the Investor Member and the Special Member during the Tax Credit Period then the Investor Member's and Special Member's Capital Contribution shall be reduced by an amount agreed upon by the Members, in good faith, to provide the Investor Member and the Special Member with their anticipated internal rate of return.

         (g) In the event there is a reduction in the qualified basis of the Project for income tax purposes following an audit by the Internal Revenue Service (IRS) resulting in a recapture of Tax Credits previously claimed, then, in addition to any other payments to which the Investor Member and Special Member are entitled under the terms of this Section 7.6 the Managing Member shall pay to the Investor Member and Special Member the sum of (1) the deficiency assessed against the Investor Member or Special Member as a result of the Tax Credit recapture, (2) any interest and penalties imposed on the Investor Member or Special Member with respect to such deficiency, and (3) an amount sufficient to pay any tax liability owed by the Investor Member or Special Member resulting from the receipt of the amounts specified in (1) and (2).

         Section 7.7 Return of Capital Contribution. From time to time the Company may have cash in excess of the amount required for the conduct of the affairs of the Company, and the Managing Member may, in its sole discretion, determine that such cash should, in whole or in part, be returned to the Investor Member in reduction of its Capital Contribution. Any Distribution to the Investor Member pursuant to this Section 7.7, shall be deemed to have been consented to by the Investor Member. No such return shall be made:

         (a) Until this Agreement has been amended to reflect such reduction of capital; and

         (b) Unless all liabilities of the Company (except those to Members on account of amounts credited to them pursuant to this Agreement) have been paid or there remain assets of the Company sufficient, in the sole discretion of the Managing Member, to pay such liabilities.

         Section 7.8 Liability of Investor Member. The Investor Member shall not be liable for any of the debts, liabilities, contracts or other obligations of the Company. The Investor Member shall be liable only to make its Capital Contribution in the amounts and on the dates specified in this Agreement and shall not be required to lend any funds to the Company or, after its Capital Contribution has been paid, to make any further Capital Contribution to the Company.

                                  ARTICLE VIII

                          WORKING CAPITAL AND RESERVES

         Section 8.1 Operation and Maintenance Reserve. The Company shall establish an operating and maintenance account and shall deposit therein an annual amount equal $200 per unit per year for the purpose of repairs, maintenance and replacement. Said deposit shall be made monthly in equal payments. Any balance remaining in the operating and maintenance account at the time of a sale of the Project shall be allocated and distributed equally between the Managing Member and the Investor Member subject to the approval of lenders.

         Section 8.2 Debt Service Coverage Reserve Account. The Investor Member shall establish a Debt Service Coverage Reserve Account in the amount of $25,000 from the Capital Contribution proceeds referenced in Section 7.2(b)(3) of this Agreement. Said funds will be used to make payments on the Washington Mutual Bank Mortgage Loan in the event the Project does not achieve Break-Even Operations. Should the Project achieve a Debt Service Coverage of 1.15, not including funds from the Managing Member or from the Debt Service Coverage Reserve Account, for 12 consecutive months during the first 18 months, the funds will be released to the Company.

         Section 8.3 Operating Reserve Account.The Managing Member shall establish the Operating Reserve Account in the initial amount of $20,000 out of the proceeds of the Capital Contribution set forth in Section 7.2(b)(4) hereof. This Operating Reserve shall be held in the Operating Reserve account and shall be used to pay for Operating Deficits throughout the Operating Deficit Guaranty Period. Upon exhaustion of the Operating Reserve account, continuing shortfalls shall be funded by the Managing Member with Operating Loans in accordance with
Article VI of this Agreement. Upon expiration of the Operating Deficit Guarantee Period any funds remaining in the Operating Reserve Account shall be distributed to the Company.

         Section 8.4 Lease-up Reserve Account. The Managing Member shall establish and maintain the Lease-up Reserve Account in an amount equal to $10,500 for the purpose of operation expenses and debt liabilities of the Company. If the Project maintains a 1.15 Debt Service Coverage for 6 consecutive months than any funds remaining in this Lease-up Reserve Account shall be distributed to the Company.

         Section 8.5 Other Reserves. The Managing Member shall establish out of funds available to the Company a reserve account sufficient in its sole discretion to pay any unforeseen contingencies which might arise in connection with the furtherance of the Company business including, but not limited to, (a) any rent subsidy required to maintain rent levels in compliance with the LIHTC laws; and (b) any real estate taxes, insurance, debt service or other payments for which other funds are not provided for hereunder or otherwise expected to be available to the Company. The Managing Member shall not be liable for any good-faith estimate which it shall make in connection with establishing or maintaining any such reserves nor shall the Managing Member be required to establish or maintain any such reserves if, in its sole discretion, such reserves do not appear to be necessary.

                                   ARTICLE IX

                             MANAGEMENT AND CONTROL

         Section 9.1 Power and Authority of Managing Member. The Managing Member shall have complete and exclusive control over the management of the Company business and affairs. Spring Valley Terrace, Inc., an Arizona nonprofit corporation has been designated as the Managing Member. The Managing Member may act singularly on behalf of the Company and any exercise of rights, power or authority granted under the Amended and Restated Operating Agreement to any other Member requires the consent of the Managing Member. No Member (except one who may also be a Managing Member, and then only in its capacity as Managing Member within the scope of its authority hereunder) shall have any right to be active in the management of the Company's business or investments or to exercise any control thereover, nor have the right to bind the Company in any contract, agreement, promise or undertaking, or to act in any way whatsoever with respect to the control or conduct of the business of the Company, except as otherwise specifically provided in this Agreement.

         Section 9.2 Payments to the Managing Member and Others.

         (a) The Company shall pay to the Developer a Development Fee in the amount of $219,137. The Development Fee shall first be paid from available proceeds in accordance with Section 9.2(b) of this Agreement and if not paid in full then the Development Fee will be paid to the extent permitted in Section
11.1 of this Agreement.

         (b) The Company shall retain the sum of $716,326 from the proceeds established in Section 7.2 and Section 7.4 of this Agreement to be used for supplemental development costs including, but not limited to, land costs, architectural fees, survey and engineering costs, financing cost, loan fees, rent-up reserves, building materials and labor and $44,000 Development Fee. If any funds in this Section 9.2(b) are remaining after Completion of Construction and all construction costs are paid in full and the Construction Loan retired, then the remainder shall first be paid toward any unpaid Development Fee and the balance, if any, shall be paid to the Managing Member as a reduction of the Managing Member's Capital Contribution.

         (c) The Company shall pay to the Management Agent a property management fee for the leasing and management of the Project in an amount in accordance with the Management Agreement. The term of the Management Agreement shall not exceed one year, and the execution or renewal of any Management Agreement shall be subject to the prior Consent of the Special Member. If the Management Agent is an Affiliate of the Managing Member then commencing with the termination of the Operating Deficit Guarantee Period referenced in Section 6.2(b), in any year in which the Project has an Operating Deficit, 40% of the management fee will be deferred ("Deferred Management Fee"). Deferred Management Fees, if any, shall be paid to the Management Agent solely in accordance with and to the extent permitted by Section 11.1 of this Agreement.

                  (1) The Managing Member shall, upon receiving any reasonable request from Mortgage lender requesting such action, dismiss the Management Agent as the entity responsible for management of the Project under the terms of the Management Agreement; or, the Managing Member shall dismiss the Management Agent at the request of the Special Member.

                  (2) The appointment of any successor Management Agent is subject to the Consent of the Special Member which may only be sought after the Managing Member has provided the Special Member accurate and complete disclosure respecting the proposed Management Agent.

         (d) The Company shall pay to the Managing Member a Management Administration Fee equal to $1,000 of the available Net Operating Income or in the event that the Debt Service Coverage as defined in Section 1.21 is greater than 1.4 then the Company shall pay to the Managing Member a Management
Administration Fee equal to $3,000 in accordance with Section 11.1 of this Agreement for each fiscal year of the Company commencing in 1998 for services incident to the administration of the business and affairs of the Company, which services shall include, but not limited to, maintaining the books and records of the Company, selecting and supervising the Company's Accountants, bookkeepers and other Persons required to prepare and audit the Company's financial statements and tax returns, and preparing and disseminating reports on the status of the Project and the Company, all as required by Article XIV of this Agreement. The Management Administration Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1. If the Management Administration Fee is not paid in any year it shall not accrue for payment in subsequent years.

         Section 9.3 Specific Powers of the Managing Member. Subject to other provisions of this Agreement, the Managing Member, in the Company's name and on its behalf, may:

         (a) acquire (including by fee or real estate contract), hold, sell, transfer, assign, lease or otherwise deal with any real, personal or mixed property, interest therein or appurtenance thereto.

         (b) employ, contract and otherwise deal with, from time to time, Persons whose services are necessary or appropriate in connection with management and operation of the Company business, including, without limitation, contractors, agents, brokers, accountants and attorneys, on such terms as the Managing Member shall determine.

         (c) bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Company.

         (d) pay as a Company expense any and all costs and expenses associated with the formation, development, organization and operation of the Company, including the expense of annual audits, tax returns and LIHTC compliance.

         (e) deposit, withdraw, invest, pay, retain and distribute the Company's funds in a manner consistent with the provisions of this Agreement.

         (f) require in any or all Company contracts that the Managing Member shall not have any personal liability thereunder but that the Person contracting with the Company shall look solely to the Company and its assets for satisfaction.

         (g) execute, acknowledge and deliver any and all instruments to effectuate any of the foregoing.

         Section 9.4 Authority Requirements. During the Compliance Period, the following provisions shall apply:

         (a) Each of the provisions of this Agreement shall be subject to, and the Managing Member covenants to act in accordance with, the Tax Credit Conditions and all applicable federal, state and local laws and regulations;

         (b) The Tax Credit Conditions and all such laws and regulations, as amended or supplemented, shall govern the rights and obligations of the Members, their heirs, executors, administrators, successor and assigns, and they shall control as to any terms in this Agreement which are inconsistent therewith, and any such inconsistent terms of this Agreement shall be unenforceable by or against any of the Members;

         (c) Upon any dissolution of the Company or any transfer of the Project, no title or right to the possession and control of the Project and no right to collect rent therefrom shall pass to any Person who is not, or does not become, bound by the Tax Credit Conditions in a manner that, in the opinion of counsel to the Company, would not avoid a recapture thereof on the part of the former owners; and

         (d) Any conveyance or transfer of title to all or any portion of the Project required or permitted under this Agreement shall in all respects be subject to the Tax Credit Conditions and all conditions, approvals or other requirements of the rules and regulations of any authority applicable thereto.

         Section 9.5 Limitations on Managing Member's Power and Authority. Notwithstanding the foregoing provisions of this Article IX, the Managing Member shall not:

         (a)      Act in contravention of this Agreement;

         (b) Act in any manner which would make it impossible to carry on the ordinary business of the Company;

         (c)      Confess a judgment against the Company;

         (d) Possess Company property, or assign the Member's right in specific Company property, for other than the exclusive benefit of the Company;

         (e) Admit a Person as a Managing Member except as provided in this Agreement;

         (f) Admit a Person as an Investor Member except as provided in this Agreement;

         (g)      Violate the Mortgage Loan or Mortgage Note;

         (h) Cause the Project apartment units to be rented to anyone other than Qualified Tenants;

         (i) Violate the Minimum Set-Aside Test for the Project;

         (j) Cause any recapture of the Tax Credits;

         (k) Permit any creditor who makes a nonrecourse loan to the Company to have, or to acquire at any time as a result of making such loan, any direct or indirect interest in the profits, income, capital or other property of the Company, other than as a secured creditor;

         (l) In the event of Refinancing the maximum loan balance will not exceed the outstanding balance of the loan as of the date of Refinancing; or

         (m) Commingle funds of the Company with the funds of another Person; provided, however, that the Managing Member may establish a master fiduciary account pursuant to which separate subtrust accounts are established for the benefit of affiliated limited liability companies, provided that Company funds are protected from claims of such other partnerships and/or their creditors.

         Section 9.6 Restrictions on Authority of Managing Member. Without the prior approval of the Majority in Interest, the Managing Member shall not:

         (a) Sell, exchange, lease or otherwise dispose of all or a substantial part of the assets of the Company other than in the ordinary course of the Company's business;

         (b) Incur indebtedness other than the Mortgage Loan in the name of the Company, other than in the ordinary course of the Company's business;

         (c) Engage in any transaction not expressly contemplated by this Agreement in which the Managing Member has an actual or potential conflict of interest with the Investor Member;

         (d) Admit a Managing Member, or elect to continue the Company's business after a Managing Member ceases to be a Managing Member (other than by removal) where there is no remaining or surviving Managing Member;

         (e) Contract away the fiduciary duty owed to the Investor Member at common law;

         (f) Take any action which would cause the Project to fail to qualify, or which would cause a termination or discontinuance of the qualification of the Project, as a "qualified low income housing project" under Section 42(g)(1) of the Code, as amended, or any successor thereto, or which would cause the Investor Member to fail to obtain the Projected Tax Credits or which would cause the recapture of any LIHTC;

         (g) Make any expenditure of funds, or commit to make any such expenditures, other than in response to an emergency, except as provided for in the annual budget approved by the Special Member, as provided in Section 14.3(i) hereof;

         (h)      Cause the merger or other reorganization of the Company; or

         (i)      Dissolve the Company, except as provided in this Agreement.

         Section 9.7 Duties of Managing Member. The Managing Member agrees that it shall at all times:

         (a) Diligently and faithfully devote such of its time to the business of the Company as may be necessary to properly conduct the affairs of the Company;

         (b) File and publish all certificates, statements or other instruments required by law for the formation and operation of the Company as a limited liability company in all appropriate jurisdictions;

         (c) Cause the Company to carry Insurance from an Insurance Company;

         (d) Have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in its immediate possession or control and not employ or permit another to employ such funds or assets in any manner except for the benefit of the Company;

         (e) Use its best efforts so that all requirements shall be met which are reasonably necessary to obtain or achieve (1) compliance with the Minimum Set-Aside Test, the Rent Restriction Test, and any other requirements necessary for the Project to initially qualify, and to continue to qualify, for LIHTC; (2) issuance of all necessary certificates of occupancy, including all governmental approvals required to permit occupancy of all of the apartment units in the Project; (3) compliance with all provisions of the Project Documents and (4) a reservation and allocation of LIHTC from the Agency;

         (f) Use its best efforts to keep the Project and Project dwelling units, in decent, safe, sanitary and good condition, repair and working order, ordinary use and obsolescence excepted, and make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereof;

         (g) Pay, before the same shall become delinquent and before penalties accrue thereon all Company taxes, assessments and other governmental charges against the Company or its properties, and all of its other liabilities, except to the extent and so long as the same are being contested in good faith by appropriate proceedings in such manners as not to cause any material adverse effect on the Company's property, financial condition or business operations, with adequate reserves provided for such payments;

         (h) Permit, and cause the Management Agent to permit, the Special Member and its representatives to have access to the Project and personnel employed by the Company and by the Management Agent who are concerned with management of the Project at all reasonable times during normal business hours and to examine all agreements, LIHTC compliance data and plans and specifications and deliver copies thereof and such reports as may reasonably be required by the Special Member. The Managing Member shall provide the Special Member with copies of all correspondence, notices and reports sent pursuant to or received under the Project Documents or any authority with respect to the Project at the time such correspondence, notices or reports are sent or received, copies of all other correspondence of substantial importance which a prudent investor would wish to examine in connection with the transaction at the time such correspondence is sent or received, and all reports required by
Article XIV within the required time periods set forth therein;

         (i) Exercise good faith in all activities relating to the conduct of the business of the Company, including the development, operation and maintenance of the Project, and it shall take no action with respect to the business and property of the Company which is not reasonably related to the achievement of the purpose of the Company;

         (j) Make any Capital Contributions, advances or loans required to be made by the Managing Member under the terms of this Agreement;

         (k) Establish and maintain all reserves required to be established and maintained under the terms of this Agreement;

         (l) Comply with each and every covenant, representation and warranty set forth in Section 9.11;

         (m) Cause the Management Agent to manage the Project in such a manner that the Project will be eligible to receive LIHTC with respect to 100% of the apartment units in the Project. To that end, the Managing Member agrees, without limitation, to make all elections requested by the Special Member under Section 42 of the Code to allow the Company or its Members to claim the Tax Credit, to file Form 8609 with respect to the Project as required, for at least the duration of the Compliance Period to operate the Project and cause the Management Agent to manage the Project so as to comply with the requirements of
Section 42 of the Code, as amended, or any successor thereto, including, but not limited to, Section 42(g) and Section 42(i)(3) of the Code, as amended, or any successors thereto, to make all certifications required by Section 42(l) of the Code, as amended, or any successor thereto, and to operate the Project and cause the Management Agent to manage the Project so as to comply with all other Tax Credit Conditions; and

         (n) Perform such other acts as may be expressly required of it under the terms of this Agreement.

         Section 9.8 Company Expenses.

         (a) All of the Company's expenses shall be billed directly to and paid by the Company to the extent practicable. Reimbursements to the Managing Member or any of its Affiliates by the Company shall be allowed only for the Company's operating cash expenses and only subject to the limitations on the reimbursement of such expenses set forth herein. As used in this Section 9.8 the term "operating cash expenses" shall mean, with respect to any fiscal period, the amount of cash disbursed by the Company in that period in the ordinary course of business for the payment of its operating expenses, such as expenses for advertising and promotion, management, utilities, repair and maintenance, insurance, Member communications, legal, accounting, statistical and bookkeeping services, use of computing or accounting equipment, travel and telephone expenses, salaries and direct expenses of Company employees while engaged in Company business, and any other operational and administrative expenses necessary for the prudent operation of the Company. Without limiting the generality of the foregoing, "operating cash expenses" shall include fees paid by the Company to the Managing Member or any Affiliate of the Managing Member permitted by this Agreement and the actual cost of goods, materials and administrative services used for or by the Company, whether incurred by the Managing Member, an Affiliate of the Managing Member or a nonaffiliated Person in performing the foregoing functions. As used in the preceding sentence, "actual cost of goods and materials" means the actual cost of goods and materials used for or by the Company and obtained from entities not affiliated with the Managing Member, and actual cost of administrative services means the pro rata cost of personnel (as if such persons were employees of the Company) associated therewith, but in no event to exceed the amount which would be charged by nonaffiliated Persons for comparable goods and services.

         (b) Reimbursement to the Managing Member or any of its Affiliates of operating cash expenses pursuant to Subsection (a) hereof shall be subject to the following:

                  (i) No such reimbursement shall be permitted for services for which the Managing Member or any of its Affiliates is entitled to compensation by way of a separate fee; and

                  (ii) No such reimbursement shall be made for (a) rent or depreciation, utilities, capital equipment or other such administrative items, and (b) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any "controlling person" of the Managing Member or any Affiliate of the Managing Member. For the purposes of this Section
9.8(b)(ii), "controlling person" includes, but is not limited to, any Person, however titled, who performs functions for the Managing Member or any Affiliate of the Managing Member similar to those of: 1) chairman or member of the board of directors; (2) executive management, such as president, vice president or senior vice president, corporate secretary or treasurer; (3) senior management, such as the vice president of an operating division who reports directly to executive management; or (4) those holding 5% or more equity interest in such Managing Member or any such Affiliate of the Managing Member or a person having the power to direct or cause the direction of such Managing Member or any such Affiliate of the Managing Member, whether through the ownership of voting securities, by contract or otherwise.

         Section 9.9 Managing Member Expenses. The Managing Member or Affiliates of the Managing Member shall pay all Company expenses which are not permitted to be reimbursed pursuant to Section 9.7 and all other expenses which are unrelated to the business of the Company.

         Section 9.10 Other Business of Members. Any Member may engage independently or with others in other business ventures of every nature and description, including, without limitation, the acquisition, development, construction, operation and management of real estate projects and developments of every type on their own behalf or on behalf of other partnerships, joint ventures, corporations or other business ventures formed by them or in which they may have an interest, including, without limitation, business ventures similar to, related to or in direct or indirect competition with the Project except if prohibited under a non-competition agreement. Neither the Company nor any Member shall have any right by virtue of this Agreement to such other ventures or activities or to the income or proceeds derived therefrom.

         Section 9.11 Covenants, Representations and Warranties. The Managing Member covenant, represent and warrant that the following are presently true and will be true during the term of this Agreement, to the extent then applicable:

         (a) The Company is a duly organized limited liability company validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of its Members.

         (b) This Amended and Restated Operating Agreement and the Project Documents are in full force and effect and neither the Company nor the Managing Member is in breach or violation of any provisions thereof.

         (c) Improvements will be completed in a timely and workmanlike manner in accordance with all applicable requirements of the Mortgage Loan, all applicable requirements of all appropriate governmental entities and the plans and specifications of the Project, and all applicable governmental entities, as such plans and specifications may be changed from time to time with the approval of Washington Mutual Bank, F.A and Human Action for Chandler, an Arizona non-profit corporation, dba Coordinated Community Services of Arizona, and any applicable governmental entities, if such approval shall be required.

         (d) The Project is being operated in accordance with standards and procedures which are prudent and customary for the operation of properties similar to the Project.

         (e) Additional  Improvements on the Project, if any, shall be completed
substantially   in  conformity   with  the  Project   Documents  and  any  other
requirements necessary to obtain Completion of Construction.

         (f) There shall be no direct or indirect personal liability of the Company or of any of the Members for the repayment of principal or interest of the Mortgage.

         (g) The Company is in compliance with all construction and use codes applicable to the Project and is not in violation of any zoning, environmental or similar regulations applicable to the Project.

         (h)  All  appropriate  public  utilities,   including  water,  gas  and
electricity, are currently available and will be operating properly for all units in the Project at the time of first occupancy and throughout the term of the Company.

         (i) The Project has obtained, or will obtain before Permanent Mortgage Commencement, and will maintain throughout the term of this Company Insurance written by an Insurance Company.

         (j) The Company owns the fee simple interest in the Project.

         (k) The Construction Contract has been entered into between the Company and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract or change orders approved by the Managing Member.

         (l) A builder's risk insurance policy in favor of the Company will be and is in full force and effect until Completion of Construction.

         (m) To the best of the Managing Member's knowledge: (1) no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Project and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Project. The Managing Member will not install or allow to be installed any aboveground or underground storage tanks on the Project. The Managing Member covenants that the Project shall be kept free of Hazardous Materials and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Materials, except in connection with the normal maintenance and operation of any portion of the Project. The Managing Member shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Materials and shall keep, or cause to be kept, the Project free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The Managing Member must promptly notify the Investor Member and the Special Member in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Project, any Improvements constructed on the Project, or the soil, groundwater or soil vapor,
(4) if the Managing Member or the Company may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Company or Managing Member arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Project.

         (n) The Managing Member has not executed and will not execute any agreements with provisions contradictory to, or in opposition to, the provisions of this Agreement.

         (o) The Company will allocate to the Investor Member the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

         (p) As of the date hereof, at funding of the Construction Loan and upon Permanent Mortgage Commencements, Insurance will be maintained with Company as named insured and Investor Member and Special Member as additional insured.

         (q) No charges or encumbrances exist with respect to the Project other than those which are created or permitted by the Project Documents or are noted or excepted in the title policy for the Project.

         (r) The buildings on the Project site shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Members elect the LIHTC to commence in accordance the Code, the Project will satisfy the Minimum Set-Aside Test.

         (s) No event or proceeding, including, but not limited to, any (A) legal actions or proceedings before any court, commission, administrative body or other governmental authority, and (B) acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Project, has occurred the continuing effect of which has: (i) materially or adversely affected the operation of the Company or the Project (except to the extent that funds are available to the Company to correct or cure such event or proceeding);
(ii) materially or adversely affected the ability of the Managing Member to perform its obligations hereunder or under any other agreement with respect to the Project; or (iii) prevented the completion of construction of the improvements in substantial conformity with the Project Documents, other than legal proceedings which have been bonded against (or as to which other adequate financial security has been issued) in a manner as to indemnify the Company against loss; provided that the foregoing does not apply to matters of general applicability which would adversely affect the Company, the Managing Member, Affiliates of the Managing Member or the Project only insofar as they or any of them are part of the general public.

         (t) Neither the Company nor Spring Valley Terrace, Inc. have any liabilities, contingent or otherwise, which have not been disclosed in writing to the Investor Member and which in the aggregate do not affect the ability of the Investor Member to obtain the anticipated benefits of its investment in the Company.

         (u) The Managing Member, and/or Human Action for Chandler, an Arizona non-profit corporation, dba Coordinated Community Services of Arizona as guarantor, in the aggregate, has and shall maintain a net worth equal to at least $1,000,000.

         The Managing Member shall individually and collectively be liable to the Investor Member for any costs, damages, loss of profits, diminution in the value of its investment in the Company, or other losses, of every nature and kind whatsoever, direct or indirect, realized or incurred by the Investor Member as a result of any material breach of the representations and warranties set forth in this Section 9.11.

         Section 9.12 Option to Acquire. After expiration of the Compliance Period, the Managing Member may give notice (the "Member Notice") to the Investor Member that it desires to purchase the entire Interest of each of the Investor Member and the Special Member in the Company. Upon receipt by the Investor Member and the Special Member, the following events shall occur:

         (a) The purchase price of the Interests shall be determined. The purchase price shall be the greater of (i) the aggregate of the Fair Market Value of the Interest of the Investor Member and the Fair Market Value of the Interest of the Special Member or (ii) the "Tax Amount" as hereinafter defined. Notwithstanding the preceding, the purchase price shall be no less than the principal amount of all outstanding indebtedness secured by the Project.

         (b) The Investor Member and the Special Member shall negotiate with the Managing Member for a period of 30 days after the Member Notice is received to agree upon the Fair Market Value of their respective Interests. In the event an agreement is not reached within such 30-day period, then the Managing Member or the Special Member may request that Fair Market Value be determined in accordance with the process set forth below by sending notice (the "Appraisal Notice") of same to the other party within 15 days of the expiration of the 30-day period. If an Appraisal Notice is not sent by either party within such 15-day period, then the Managing Member's option shall expire.

         (c) If the respective Fair Market Value of the Interests of the Investor Member and the Special Member are not agreed upon as provided above and either the Managing Member or the Special Member issues to the other Person an Appraisal Notice, then the Fair Market Value of such Interests shall be determined by an appraisal. The appraisal shall be conducted by an independent appraiser satisfactory to the Managing Member and the Special Member or, in the event that a single independent appraiser cannot be agreed upon within 30 days following the date of the Appraisal Notice, the Managing Member and the Special Member shall each select an independent appraiser and the appraisers so selected shall select a third independent appraiser. All appraisers so designated shall be experienced in accounting, business or real estate appraisal. The appraiser or appraisers shall determine the Fair Market Value of the Interest of each of the Investor Member and the Special Member. The decision of the appraisers (if more than one) shall be made by the majority of such appraisers. The appraiser or appraisers shall render a written report setting forth the Fair Market Value of such Interests, which decision shall be rendered as expeditiously as possible by the appraiser or appraisers and which decision shall be final and binding upon the parties. The reasonable fees and expenses of the appraiser or appraisers shall be paid one-half by the Managing Member and one-half by the Investor Member.

         (d) The "Tax Amount" shall mean the dollar amount computed in the following fashion:

                  (i) The Investor Member and the Special Member shall be deemed to have gain in an amount equal to the difference between their respective basis in the Project and an amount equal to the total forgiveness of debt which would be realized by the Investor Member and the Special Member computed as if the Investor Member and the Special Member abandoned their Interests in the Company on the date of the Member Notice. The Tax Amount shall equal the deemed gain as computed above by a tax rate(s) applied to such gain. The tax rate shall be the highest individual rate stated in the Code applicable to the type of income (and if there is more than one rate applicable because of more than one type of income, the different rates shall be applied to the appropriate portions of such income). The Investor Member shall cooperate to expeditiously determine the Tax Amount.

         (e) Following determination of the purchase price, the Managing Member shall have 30 days thereafter to determine whether the Managing Member will purchase the Interests of the Investor Member and the Special Member at the purchase price so determined. The Managing Member shall exercise such right by written notice to the Investor Member and the Special Member within such 30-day period, and if such right is not so exercised, the option shall lapse in its entirety.

         (f) If the Managing Member determines to proceed with the purchase, the purchase price shall be paid in cash, within 90 days following the giving of the notice required by Section 9.12(e) and, in addition, interest shall be paid on the purchase price from the date of the Member Notice, payable with the purchase price, and calculated at the rate of interest set forth in Section 6.3 hereof.

                                    ARTICLE X

                    ALLOCATIONS OF INCOME, LOSSES AND CREDITS

         Section 10.1 General. All items includable in the calculation of Income or Loss not arising from a Sale or Refinancing, and all Tax Credits, shall be allocated 99.98% to the Investor Member, .01% to the Special Member and .01% to the Managing Member.

         Section 10.2 Allocations From Sale or Refinancing. All Income and Losses arising from a Sale or Refinancing shall be allocated between the Members as follows:

         (a)      As to Income:

                  (1) First, an amount of Income equal to the aggregate negative balances (if any) in the Capital Accounts of all Members having negative Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of Income and Losses pursuant to Section 10.1 for the year) shall be allocated to such Members in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances; and

                  (2) Second, an amount of Income sufficient to increase the Investor Member's positive Capital Account balance to an amount equal to its Capital Contribution, determined prior to taking into account the Distribution of Sale or Refinancing Proceeds from the Sale or Refinancing but after giving effect to allocations pursuant to Section 10.2(a) resulting from the Sale or Refinancing; and

                  (3) the balance, if any, of such Income shall be allocated 99.98% to the Investor Member, .01% to the Special Member and .01% to the Managing Member.

         (b)      As to Losses:

                  (1) an amount of Losses equal to the aggregate positive balances (if any) in the Capital Accounts of all Members having positive Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of Income and Losses pursuant to Section 10.1 for the year) shall be allocated to such Members in proportion to their positive Capital Account balances until all such Capital Accounts shall have zero balances; and

                  (2) the balance of any such Losses shall be allocated 99.98% to the Investor Member, .01% to the Special Member and .01% to the Managing Member.

         (c)  Notwithstanding  the foregoing  provisions of Section  10.2(a) and
(b), in no event shall any Losses be allocated to an Investor Member if and to the extent that such allocation would create or increase an Adjusted Capital Account Deficit for such Investor Member. In the event an allocation of 99.98% of each item includable in the calculation of Income or Loss not arising from a Sale or Refinancing, would create or increase an Adjusted Capital Account Deficit for the Investor Member, then so much of the items of deduction other than projected depreciation shall be allocated to the Managing Member instead of the Investor Member as is necessary to allow the Investor Member to be allocated 99.98% of the items of income and Project depreciation without creating or increasing an Adjusted Capital Account Deficit for the Investor Member, it being the intent of the parties that the Investor Member always be allocated 99.98% of the items of Income not arising from a Sale or Refinancing and 99.98% of the Project depreciation.

     Section 10.3 Special Allocations. The following special allocations shall be made in the following order:

         (a) Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provisions of this Article X, if there is a net decrease in Company Minimum Gain during any Company fiscal year, each Member shall be specially allocated items of Company Income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Company Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member and pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

         (b) Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Article X, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Company fiscal year, each Person who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Company Income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

         (c) In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section

1.704-1(b)(2)(ii)(d)(6), items of Company Income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this Section 10.3(c) shall be made if and only to the extent that such Member would have Adjusted Capital Account Deficit after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(c) were not in the Agreement.

         (d) In the event any Member has a deficit Capital Account at the end of any Company fiscal year which is in excess of the sum of (i) the amount such Member is obligated to restore, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Member shall be specially allocated items of Company Income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this
Section 10.3(d) shall be made if and only to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(d) and Section 10.3(c) hereof were not in the Agreement.

         (e) Nonrecourse Deductions for any fiscal year shall be specially allocated 99.98% to the Investor Member, .01% to the Special Member and .01% to the Managing Member.

         (f) Any Member Nonrecourse Deductions for any fiscal year shall be specially allocated to the Managing Member or Investor Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).

         (g) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section
1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of his interest in the Company, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or Loss (if the adjustment decreases such basis) and such gain or Loss shall be specially allocated to the Managing Member and the Investor Member in accordance with their interests in the Company in the event that Treasury Regulations Section 1.704-1 (b)(2)(iv)(m)(2) applies, or to the Member to whom such distribution was made in the event that Treasury Regulations
Section 1.704-1(b)(2)(iv)(m)(4) applies.

         (h) To the extent the Company has taxable interest income with respect to any promissory note pursuant to Section 483 or Section 1271 through 1288 of the Code:

                  (a) Such interest income shall be specially allocated to the Investor Member to whom such promissory note relates; and

                  (b) The amount of such interest  income shall be excluded from
the  Capital  Contributions   credited  to  such  Member's  Capital  Account  in
connection with payments of principal with respect to such promissory note.

         (i) In the event the adjusted tax basis of any Code Section 38 property that has been placed in service by the Company is increased pursuant to Code
Section 50(c), such increase shall be specially allocated among the Members (as an item in the nature of income or gain) in the same proportions as the investment tax credit that is recaptured with respect to such property is shared among the Members.

         (j) Any  reduction  in the adjusted tax basis (or cost) of Company Code
Section 38 property pursuant to Code Section 50(c) shall be specially allocated among the Members (as an item in the nature of expenses or losses) in the same proportions as the basis (or cost) of such property is allocated pursuant to Treasury Regulations Section 1.46-3(f)(2)(i).

         (k) Any Income, Loss, or deduction realized as a direct or indirect result of the issuance of an Interest in the Company by the Company to a Member (the "Issuance Items") shall be allocated amount the Members so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Member, shall be equal to the net amount that would have been allocated to each such Member if the issuance items had not been realized.

         (l) If any Company expenditure treated as a deduction on its federal income tax return is disallowed as a deduction and treated as a distribution pursuant to Section 731(a) of the Code, there shall be a special allocation of gross income to the Member deemed to have received such distribution equal to the amount of such distribution.

         (m) The allocation to the Managing Member of each material item of Company income, loss, deduction or credit will not be less than .01% of each such item at all times during the existence of the Company.

         (n) Interest  deduction  on the Company  indebtedness  referred to in
Section 6.3 shall be  allocated 100% to the Managing Member.

         Section 10.4 Curative Allocations. The allocations set forth in Sections 10.3(a), 10.3(b), 10.3(c), 10.3(d), 10.3(e), 10.3(f), and 10.3(g)
hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company Income, gain, Loss, or deduction pursuant to this Section 10.4. Therefore, notwithstanding any other provision of the Article X (other than the Regulatory Allocations), the Managing Member shall make such offsetting special allocations of Company Income, gain, Loss, or deduction in whatever manner the Managing Member determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 10.3(h), 10.3(i), 10.3(j), 10.3(k) and 10.5. In exercising its discretion under Section 10.4, the Managing Member shall take into account future Regulatory Allocations under Section 10.3(a) and 10.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 10.3(e) and 10.3(f).

         Section 10.5 Other Allocation Rules.

         (a) The basis (or cost) of any Company Code Section 38 property shall be allocated among the Members in accordance with Treasury Regulations Section 1.46-3 (f)(2)(i). All Tax Credits (other than the investment tax credit) shall be allocated among the Members in accordance with applicable law. Consistent with the foregoing, the Members intend that LIHTC will be allocated 99.98% to the Investor Member, .01% to the Special Member and .01% to the Managing Member.

         (b) In the event Company Code Section 38 property is disposed of during any taxable year, profits for such taxable year (and, to the extent such profits are insufficient, profits for subsequent taxable years) in an amount equal to the excess, if any, of (i) the reduction in the adjusted tax basis (or cost) of such property pursuant to Code Section 50(c), over (ii) any increase in the adjusted tax basis of such property pursuant to Code Section 50(c) caused by the disposition of such property, shall be excluded from the profits allocated pursuant to Section 10.1 hereof and shall instead be allocated among the Members in proportion to their respective shares of such excess, determined pursuant to
Section 10.3(i) and 10.3(j) hereof. In the event more than one item of such property is disposed of by the Company, the foregoing sentence shall apply to such items in the order in which they are disposed of by the Company, so the profits equal to the entire amount of such excess with respect to the first such property disposed of shall be allocated prior to any allocations with respect to the second such property disposed of, and so forth.

         (c) For purposes of determining the Income, Losses, or any other items allocable to any period, Income, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Managing Member using any permissible method under Code Section 706 and the Treasury Regulations thereunder.

         Section 10.6 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Treasury Regulations thereunder, Income, Loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with this Agreement).

In the event the Gross Asset Value of any Company asset is adjusted pursuant hereto, subsequent allocations of Income, gain, Loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

Any elections or other decisions relating to such allocations shall be made by the Managing Member in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.6 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Income, Losses, other items, or distributions pursuant to any provision of this Agreement.

         Section 10.7 Allocation Among Investor Members and Assignees. In the event that the Interest of the Investor Member hereunder is at any time held by more than one Member or Assignee all tax items which are specifically allocated to the Investor Member for any month pursuant to this Article X shall be apportioned among such Persons according to the ratio of their respective profit-sharing interests in the Company at the last day of such month.

         Section 10.8 Allocation Among Managing Member. In the event that the Interest of the Managing Member hereunder is at any time held by more than one Managing Member all tax items which are specifically allocated to the Managing Member for any month pursuant to this Article X shall be apportioned among such Persons in such percentages as may from time to time be determined by agreement among them without amendment to this Agreement or consent of the Investor Member.

         Section 10.9 Modification of Allocations. The provisions of Articles X and XI and other provisions of this Agreement are intended to comply with Treasury Regulation Section 1.704 and shall be interpreted and applied in a manner consistent with such section of the Treasury Regulations. In the event that the Managing Member determines, in its sole discretion, that it is prudent to modify the manner in which the Capital Accounts of the Members and Assignees, or any debit or credit thereto, are computed in order to comply with such section of the Treasury Regulations, the Managing Member may make such modification, to the minimum extent necessary, to effect the plan of allocations and Distributions provided for elsewhere in this Agreement. Further, the Managing Member shall make any appropriate modifications in the event it appears that unanticipated events (e.g., the existence of a Company election pursuant to Code Section 754) might otherwise cause this Agreement not to comply with Treasury Regulation Section 1.704.

                                   ARTICLE XI

                                  DISTRIBUTION

         Section 11.1 Distribution of Net Operating Income. Net Operating Income for each fiscal year shall be distributed within seventy-five (75) days following each calendar year and shall be applied in the following order of priority:

         (a)  To pay the Deferred Management Fee, if any;

         (b) To pay the Development Fee in accordance with the Development Fee Agreement;

         (c) To the payment of the Operating Loans, if any, made by the Managing Member;

         (d) To the payment of Management Administration Fee in the amount specified in Section 9.2(d); and

         (e) The balance to pay the Human Action for Chandler, an Arizona non-profit corporation, dba Coordinated Community Services of Arizona Mortgage Loan which funds shall be held in a restricted account and pledged to the repayment of the applicable Mortgage Note.

         Section 11.2 Distribution Upon Sale or Refinancing. Provided the Distribution is not determined to be a liquidating distribution pursuant to Treasury Regulation 1.704- 1(b)(2)(ii)(g), funds available for distribution upon Sale or Refinancing shall be distributed in the following order:

         (a) To the payment of the Mortgage Note and other matured debts and liabilities of the Company other than accrued payments, debts, or other liabilities owing to Members or former Members;

         (b) To any accrued payments, debts or other liabilities owing to the Members or former Members, including but not limited to, accrued Reporting Fees and Operating Loans;

         (c) To the establishment of any reserve which the Managing Member, with the consent of the Special Member, shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Company;

         (d) To the establishment of any reserves which the Managing Member shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Company;

         (e) To the Investor Member equal to its Capital Contribution;

         (f) To the Special Member equal to its Capital Contribution;

         (g) To the Managing Member in an amount equal to its Capital Contribution; and

         (h) Thereafter, 40% to the Investor Member and 60% to the Managing Member.

                                   ARTICLE XII

                       VOLUNTARY TRANSFERS OF NON-MANAGING
                        MEMBER'S INTEREST IN THE COMPANY

         Section 12.1 Restrictions on Transfer. Without the prior written consent of a Majority in Interest of the Disinterested Members (which consent may be given or withheld in their sole discretion), (a) no Member may voluntarily or involuntarily Transfer, or create or suffer to exist any Encumbrance against, all or any part of such Member's record of beneficial interest the Company and (b) no person may be admitted to the Company as a Member. Except for withdrawals in connection with a Transfer of a Membership Interest permitted by this Agreement, no Member may withdraw from the Company without the consent of a Majority in Interest of the Disinterested Members.

         Section 12.2 Conditions Precedent to Transfers. Any purported transfer or encumbrance otherwise complying with Section 12.1 of this Agreement will be ineffective until the transferor and the proposed transferee furnish to the Company the instruments and assurances the Members may request, including without limitation, if requested, an opinion of counsel satisfactory to the Company that the interest in the Company being transferred or encumbered has been registered or is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws. No transfer or encumbrance will be effective if it would result in the
"termination" of the Company under Section 708 of the Code unless all of the Members give their prior written consent to the transfer or encumbrance.

         Section 12.3 Assignment of Investor Member's Interest. The Investor Member shall not have the right to assign all or any part of its interest in the Company to any other Person, whether or not a Member, except:

         (a) By a written instrument in form and substance satisfactory to the Managing Member and its counsel, setting forth the name and address of the proposed transferee, the nature and extent of the interest which is proposed to be transferred and the terms and conditions upon which the transfer is proposed to be made, stating that the Assignee accepts and agrees to be bound by all of the terms and provisions of this Agreement, and providing for the payment of all reasonable expenses incurred by the Company in connection with such assignment, including but not limited to the cost of preparing the necessary amendment to this Agreement;

         (b) Upon consent of the Majority in Interest of the Disinterested Members to such assignment, which shall not be unreasonably withheld;

         (c) Upon receipt by the Managing Member of an opinion of counsel acceptable to the Managing Member that such assignment complies with all applicable federal and state securities laws; and

         (d) Upon receipt by the Managing Member of the Assignee's written representation that the Company interest is to be acquired by him for his own account for long-term investment and not with a view toward resale, fractionalization, division or distribution thereof.

         Section 12.4 Effective Date of Transfer. Any assignment of an Investor Member's interest pursuant to Section 12.3 shall become effective as of the last day of the calendar month in which the last of the conditions to such assignment are satisfied.

         Section 12.5 Invalid Assignment. Any purported assignment of an interest of a Member otherwise than in accordance with Section 12.3 or Section
12.8 shall be of no effect as between the Company and the purported assignee and shall be disregarded by the Managing Member in making allocations and Distributions hereunder.

         Section 12.6 Assignee's Rights to Allocations and Distributions. An Assignee shall be entitled to receive allocations of Company tax items and Distributions from the Company attributable to the Company interest acquired by reason of any permitted assignment from and after the first day of the calendar month following the month which ends with the effective date of the transfer of such interest as provided in Section 12.4. The Company and the Managing Member shall be entitled to treat the assignor of such Company interest as the absolute owner thereof in all respects, and shall incur no liability for allocations of Company items and Distributions made in good faith to such assignor, until such time as the written instrument of assignment has been received by the Company.

         Section 12.7      Substitution of Assignee as Investor Member.

         (a) An  Assignee  shall  not have  the  right  to  become a  substitute
Investor Member in place of his assignor unless the written consent of the Majority in Interest of the Disinterested Members to such substitution shall have been obtained, which consent, in the Majority in Interest of the Disinterested Members absolute discretion, may be withheld. No consent or other action of any non-assigning Member shall be required for the admission to the Company of any substitute Investor Member.

         (b) A nonadmitted transferee of a Investor Member's interest in the Company shall only be entitled to receive that share of allocations, Distributions and the return of Capital Contribution to which its transferor would otherwise be entitled with respect to the interest transferred, and shall have no right to obtain any information on account of the Company's transactions, to inspect the Company's books and records or have any other of the rights and privileges of a Investor Member, provided, however, that the Company shall, if a transferee and transferor jointly advise the Managing Member in writing of a transfer of an interest in the Company, furnish the transferee with pertinent tax information at the end of each fiscal year of the Company.

         (c) The Managing Member may elect to treat a transferee of a Company interest who has not become a substitute Investor Member as a substitute Investor Member in the place of its transferor should it deem in its absolute discretion that such treatment is in the best interest of the Company.

         Section 12.8 Death, Bankruptcy, Incompetency, etc. of a Investor Member. Upon the death, dissolution, adjudication of bankruptcy, insanity or adjudication of incompetency of a Investor Member, such Member's executors, administrators or legal representatives shall have all the rights of a Member for the purpose of settling or managing such Member's estate, including such power as such Member possessed to constitute a successor as a transferee of its interest in the Company and to join with such transferee in making the application to substitute such transferee as a Member. However, such executors, administrators or legal representatives will not have the right to become substitute Investor Members in the place of their predecessor-in-interest unless the Majority in Interest shall so consent.

                                  ARTICLE XIII

                     RESIGNATION, REMOVAL AND REPLACEMENT OF
                                 MANAGING MEMBER

         Section 13.1 Resignation of Managing Member. A Managing Member may resign only with the prior written approval of the Majority in Interest, which shall be conditioned upon the agreement of one or more successor Managing Member who satisfy the requirements of Section 13.3 of this Agreement to be admitted as substitute Managing Member(s).

         Section 13.2 Removal of a Managing Member.

         (a)      The Majority in Interest may remove a Managing Member:

                  (1)      For cause if such Managing Member has:

                           (A)  Been subject to Bankruptcy in accordance with
this Agreement;

                           (B)  Committed  any fraud,  willful  misconduct,
breach of fiduciary duty or other grossly negligent conduct in the performance of its duties under this Agreement;

                           (C)  Been convicted of, or entering into a plea of
guilty to a felony;

                           (D)  Made personal use of Company funds or
properties;

                           (E)  Violated  the  terms  of  the  Mortgage  Note,
and  such  violation   prompts Washington Mutual Bank or the Human Action for
Chandler, an Arizona non-profit corporation, dba Coordinated Community Services of Arizona to issue a default letter or acceleration notice to the Company or a Managing Member and the Managing Member does not cure the noticed default or acceleration within 30 days of receipt of the notice and such conduct causes the Company to suffer an uninsurable loss;

                           (F)  Failed to provide any loan, advance, Capital
Contribution or any other payment to the Company required under this Agreement;

                           (G)      Failed to obtain the Consent of the Special
Member prior to any decision, act or omission under circumstances where this Agreement requires that such consent be obtained;

                           (H)      Breached any  representation,  warranty or
covenant contained in this Agreement or failed to perform any action which may be required by this Agreement and such conduct caused the Company to suffer an uninsurable loss;

                           (I)      Caused the  Projected  Tax  Credits to be
allocated to the Members for a term longer than the Tax Credit Period unless the provisions of Section 7.4(e) of this Agreement apply;

                           (J)      Violated any federal or state tax law which
causes a recapture of LIHTC; or

                           (K)      Failed during any six-month period during
the first 15 years of Project operations to cause at least 85% of the total apartment units in the Project to qualify for LIHTC, unless such failure is the result of Force Majeure or unless such failure is cured within 120 days after the end of the six-month period.

                  (2) In exercising its powers pursuant to the provisions of this Section 13.2(a) the Investor Member may elect to remove only one of the Managing Member, if there is more than one, if the circumstances warrant so that one Manager's default does not necessarily affect the other Managing Member.

         (b) Written notice of the removal for cause of a Managing Member shall be served upon the defaulting Managing Member either by certified or by registered mail, return receipt requested, or by personal service. Such notice shall set forth the reasons for the removal, if any, and the date upon which the removal is to become effective.

         (c) Upon receipt of the notice of removal for cause, the defaulting Managing Member shall cause an accounting to be prepared covering the transactions of the Company from the end of the previous fiscal year through the date of receipt of such notice, and thereafter it shall not sell or dispose of Company assets in the ordinary course of business of the Company or otherwise unless such sale or disposition is subject to a contract entered into by and binding upon the Company prior to the date upon which such notice was received by the defaulting Managing Member. If possible, the accounting shall be completed by the effective date of the removal and shall be in sufficient detail to accurately and fully reflect the earnings or losses for the period and the financial condition of the Company. The expenses of the accounting shall be borne by the defaulting Managing Member.

         (d) The removal of the defaulting Managing Member for cause shall become effective upon the date set forth in the notice. Such defaulting Managing Member shall (i) cease to be a Member of, or have any further interest in, the Company as of the effective date of the removal; (ii) be entitled to receive as its sole compensation for its interest in the Company an amount equal to its Capital Account balance as of the effective date of the removal, payable upon the dissolution and termination of the Company after all of the Members have been distributed the positive balances in their Capital Accounts; and (iii) remain liable to restore any deficit balance in its Capital Account as of the date of its removal as provided in Section 15.3(b) of this Agreement.

         Section 13.3 Effects of a Withdrawal. In the event of a Withdrawal, the entire Interest of the Withdrawing Managing Member shall immediately and automatically terminate on the effective date of such Withdrawal, and such Managing Member shall immediately cease to be a Managing Member, shall have no further right to participate in the management or operation of the Company or the Project or to receive any allocations or Distributions from the Company or any other funds or assets of the Company, except as specifically set forth below. In the event of a Withdrawal, any or all executory contracts, including but not limited to the Management Agreement, between the Company and the Withdrawing Managing Member or its Affiliates may be terminated by the Company, with the Consent of the Special Member, upon written notice to the party so terminated.

         Furthermore, notwithstanding such Withdrawal, the Withdrawing Managing Member shall be and shall remain, liable as a Managing Member for all liabilities and obligations incurred by the Company or by the Managing Member prior to the effective date of the Withdrawal, or which may arise upon such Withdrawal. Any remaining Member shall have all other rights and remedies against the Withdrawing Managing Member as provided by law or under this Agreement.

         The Managing Member agrees that in the event of its Withdrawal it will indemnify and hold the Investor Member and the Special Member harmless from and against all losses, costs and expenses incurred in connection with the Withdrawal, including, without limitation, all legal fees and other expenses of the Investor Member and the Special Member in connection with the transaction.

         The  following  additional  provisions  shall  apply in the  event of a
Withdrawal:

         (a)  In  the  event  of  a  Withdrawal  which  is  not  an  Involuntary
Withdrawal, the Withdrawing Managing Member shall have no further right to receive any future allocations or Distributions from the Company or any other funds or assets of the Company, nor shall it be entitled to receive or to be paid by the Company any further payments of fees (including fees which have been earned but are unpaid) or to be repaid any outstanding advances or loans made by it to the Company or to be paid any amount for its former Interest. From and after the effective date of such Withdrawal, the former rights of the Withdrawing Managing Member to receive or to be paid such allocations, Distributions, funds, assets, fees or repayments shall be assigned to the other Managing Member or Managing Members (which may include the Special Member), or if there is no other Managing Member of the Company at that time, to the Special Member.

         (b) In the event of an  Involuntary  Withdrawal,  except as provided in
Section 13.3(b)(3) below, the Withdrawing Managing Member shall have no further right to receive any future allocations or Distributions from the Company or any other funds or assets of the Company, provided that accrued and payable fees (i.e., fees earned but unpaid as of the date of Withdrawal) owed to the Withdrawing Managing Member, and any outstanding loans of the Withdrawing Managing Member to the Company, shall be paid to the Withdrawing Managing Member in the manner and at the times such fees and loans would have been paid had the Withdrawing Managing Member not Withdrawn. The Interest of the Managing Member shall be purchased as follows:

                  (1) If the Involuntary Withdrawal arises from removal for cause as set forth in Section 13.2(a) hereof, the Withdrawn Managing Member shall be entitled to receive as its sole compensation for its Interest in the Company an amount equal to its positive Capital Account balance determined as of the effective date of the removal, if any, payable upon the dissolution and termination of the Company after all of the Members have been distributed the positive balances in their Capital Accounts.

                  (2) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Company is to be continued with one or more remaining or successor Managing Member(s), the Company, with the Consent of the Special Member, may, but is not obligated to, purchase the Interest of the Withdrawing Managing Member in Company allocations, Distributions and capital. The purchase price of such Interest shall be its Fair Market Value as determined by agreement between the Withdrawing Managing Member and the Special Member, or, if they cannot agree, by arbitration in accordance with the then current rules of the American Arbitration Association. The cost of such arbitration shall be borne equally by the Withdrawing Managing Member and the Company. The purchase price shall be paid by the Company by delivering to the Managing Member or its representative the Company's non-interest bearing unsecured promissory note payable, if at all, upon liquidation of the Company in accordance with Section 11.2(b). The note shall also provide that the Company may prepay all or any part thereof without penalty.

                  (3) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Company is to be continued with one or more remaining or successor Managing Member(s), and if the Company does not purchase the Interest of the Withdrawing Managing Member in Company allocations, Distributions and capital, then the Withdrawing Managing Member shall retain its Interest in such items, but such Interest shall be held as a Special Member.

         Section 13.4 Successor Managing Member. Upon the occurrence of an event giving rise to a Withdrawal of a Managing Member, any remaining Managing Member, or, if there be no remaining Managing Member, the Withdrawing Managing Member or its legal representative, shall promptly notify the Special Member of such Withdrawal (the "Withdrawal Notice"). Whether or not the Withdrawal Notice shall have been sent as provided herein, the Special Member shall have the right to become a successor Managing Member (and to become the successor Managing Member if the Withdrawing Managing Member was previously the Managing Member). In order to effectuate the provisions of this Section 13.4 and the continuance of the Company, the Withdrawal of a Managing Member shall not be effective until the expiration of 120 days from the date on which occurred the event giving rise to the Withdrawal, unless the Special Member shall have elected to become a successor Managing Member as provided herein prior to expiration of such 120-day period, whereupon the Withdrawal of the Managing Member shall be deemed effective upon the notification of all the other Members by the Special Member of such election.

         Section 13.5 Admission of Additional or Successor Managing Member. No Person shall be admitted as an additional or successor Managing Member unless
(a) such Person shall have agreed to become a Managing Member by a written instrument which shall include the acceptance and adoption of this Agreement;
(b) the Consent of the Special Member to the admission of such Person as a substitute Managing Member, which consent may be withheld in the discretion of the Special Member, shall have been given; and (c) such Person shall have executed and acknowledged any other instruments which the Special Member shall reasonably deem necessary or appropriate to affect the admission of such Person as a substitute Managing Member. If the foregoing conditions are satisfied, this Agreement shall be amended in accordance with the provisions of the Act, and all other steps shall be taken which are reasonably necessary to effect the Withdrawal of the Withdrawing Managing Member and the substitution of the successor Managing Member. Nothing contained herein shall reduce the Investor Member's Interest or the Special Member's Interest in the Company.

         Section 13.6 Transfer of Interest. Except as otherwise provided herein, the Managing Member may not Withdraw from the Company, or enter into any agreement as the result of which any Person shall become interested in the Company, without the Consent of the Special Member.

         Section 13.7 No Goodwill Value. At no time during continuation of the Company shall any value ever be placed on the Company name, or the right to its use, or to the goodwill appertaining to the Company or its business, either as among the Members or for the purpose of determining the value of any Interest, nor shall the legal representatives of any Member have any right to claim any such value. In the event of a termination and dissolution of the Company as provided in this Agreement, neither the Company name, nor the right to its use, nor the same goodwill, if any, shall be considered as an asset of the Company, and no valuation shall be put thereon for the purpose of liquidation or distribution, or for any other purpose whatsoever.

                                   ARTICLE XIV

                          BOOKS AND ACCOUNTS, REPORTS,
                      TAX RETURNS, FISCAL YEAR AND BANKING

         Section 14.1 Books and Accounts.

         (a) The Managing Member shall cause the Company to keep and maintain at its principal executive office full and complete books and records which shall include each of the following:

                  (1) a current list of the full name and last known business or residence address of each Member set forth in alphabetical order together with the Capital Contribution and the share in profits and losses of each Member;

                  (2) a copy of the Articles of Organization of the Company and all amendments thereto;

                  (3) copies of the Company's federal, state and local income tax information returns and reports, if any, for the six most recent taxable years;

                  (4) copies of the original of this Agreement and all amendments thereto;

                  (5) financial statements of the Company for the six most recent fiscal years; and

                  (6) the Company's books and records for at least the current and past three fiscal years.

         (b) Upon the request of the Special Member, the Managing Member shall promptly deliver to the Special Member, at the expense of the Company, a copy of the information set forth in Section 14.1(a)(1), (2) or (4) above. The Special Member shall have the right upon reasonable request and during normal business hours to inspect and copy any of the foregoing or any of the other books and records of the Company or the Project at its own expense, and, upon reasonable request, to obtain from the Managing Member copies of the Company's federal, state and local income tax or information returns, promptly after such returns become available.

         Section 14.2 Accounting Reports.

         (a) By March 1 of each calendar year the Managing Member shall provide to each Person who was a Member at any time during the fiscal year ending during that calendar year all tax information necessary for the preparation of his federal and state income tax returns and other tax returns with regard to the jurisdiction(s) in which the Company is formed and in which the Project is located.

         (b) By March 1 of each calendar year the Managing Member shall send to each Person who was a Member at any time during such fiscal year: (i) a balance


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

sheet as of the end of such fiscal year and statements of income, Members, equity and changes in financial position of such fiscal year prepared in accordance with generally accepted accounting principles and accompanied by an auditor's report containing an opinion of the Company's accountants; (ii) a report (which need not be audited) of any Distributions made to Persons who were Investor Members at any time during the fiscal year, separately identifying Distributions from Net Operating Income for the fiscal year, Net Operating Income for prior years, Sale or Refinancing Proceeds and reserves; (iii) a report setting forth the amount of all fees and other compensation and Distributions and reimbursed expenses paid by the Company for the fiscal year to the Managing Member or Affiliates of the Managing Member and the services performed in consideration therefor, which report shall be verified by the Company's accountants, with the method of verification to include, at a minimum, a review of the time records of individual employees, the costs of whose services were reimbursed, and a review of the specific nature of the work performed by each such employee, all in accordance with generally accepted auditing standards and, accordingly, including such tests of the accounting records and such other auditing procedures as the accountants consider appropriate in the circumstances; (iv) a copy of the Project's rent roll for the most recent calendar quarter; (v) a statement signed by the Managing Member indicating the number of apartment units which are occupied by Qualified Tenants; and (vi) a report of the significant activities of the Company during the quarter.

         (c) Within 60 days after the end of each fiscal quarter in which a Sale or Refinancing of the Project occurs, the Managing Member shall send to each Person who was a Member at the time of the Sale or Refinancing a report as to the nature of the Sale or Refinancing and as to the profits and losses for tax purposes and Sale or Refinancing Proceeds arising from the Sale or Refinancing.

         Section 14.3 Other Reports. The Managing Member shall provide to the Investor Member and to the Special Member:

         (a) During the period of construction, a copy of the initial construction schedule and any updates to the construction schedule, and by the tenth day of each month a copy of the previous month's Construction Loan draw request and the inspecting architect's application and certification of payment (AIA Document G702, or similar form acceptable to the Investor Member);

         (b) During the rent-up phase, and continuing until the end of the first six-month period during which the Project has a sustained occupancy of 95% or better, by the tenth day of each month within such period a copy of the previous month's rent roll (through the last day of the month) and a tenant LIHTC compliance worksheet similar to the monthly initial tenant certification worksheet included in Exhibit "H" attached hereto and incorporated herein by this reference;

         (c) A quarterly tax credit compliance report similar to the worksheet included in Exhibit "H" due on or before April 30 of each year for the first quarter, July 31 of each year for the second quarter, October 31 of each year for the third quarter and January 31 of each year for the fourth quarter. In order to verify the reliability of the information being provided on the compliance report the Investor Member may request a small sampling of tenant files to be provided. The sampling will include, but not be limited to, copies of tenant applications, certifications and third party verifications used to qualify tenants. If any inaccuracies are found to exist on the tax credit compliance report or any items of noncompliance are discovered then the sampling will be expanded as determined by the Investor Member.

         (d) By September 15 of each year, an estimate of LIHTC for that year;

         (e) If the Project receives a reservation of LIHTC in one year but will not complete the construction and rent-up until a later year, the Managing Member will provide to the Investor Member by December 31 of the year during which the reservation is received an audited cost certification together with the accountant's work papers verifying that the Company has expended the requisite 10% of the reasonably expected cost basis to meet the carryover test provisions of Section 42 of the Code;

         (f) During the Compliance Period, no later than the day any such certification is filed, copies of any certifications which the Company must furnish to federal or state governmental authorities administering any Tax Credit program including, but not limited to, copies of all annual tenant recertifications required under Section 42 of the Code;

         (g) A quarterly report on operations, in the form attached hereto as Exhibit "H", due on or before April 30 of each year for the first quarter of operations, July 31 of each year for the second quarter of operations, October 31 of each year for the third quarter of operations and January 31 of each year for the fourth quarter of operations which shall include, but is not limited to, an unaudited income statement showing all activity in the reserve accounts required to be maintained pursuant to Section VIII of this Agreement, statement of income and expenses, balance sheet, rent roll as of the end of each calendar quarter of each year, and third party verification of current utility allowance;

         (h) By the annual renewal date of each and every year, an executed original or certified copy of each and every Insurance policy or certificate required by the terms of this Agreement;

         (i) On or before March 15th of each calendar year, the Managing Member's updated financial statement as of December 31 of the previous year;

         (j) On or before November 1 of each calendar year, a copy of the following year's proposed operating budget. Each such budget shall contain an amount required for reserves in accordance with Article VIII and for the payment of real estate taxes, insurance, debt service and other payments. Such budget shall only be adopted with the Consent of the Special Member;

         (k) If the Investor Member is required by the Securities and Exchange Commission to file a post-effective amendment to its offering document, an audited operating statement for the Project within 30 days of the request therefor by the Investor Member, covering the Project's operating history from the Completion of Construction to the date requested by the Investor Member and in a form required by the Securities and Exchange Commission; and

         (l) Notice of the occurrence, or of the likelihood of occurrence, of any event which has had a material adverse effect upon the Project or the Company, including, but not limited to, any breach of any of the representations and warranties set forth in Section 9.11 of this Agreement, and any inability of the Company to meet its cash obligations as they become payable, within ten days after the occurrence of such event.

         Section 14.4 Late Reports. If the Managing Member does not cause the Company to fulfill its obligations under Sections 14.2 and 14.3 within the time periods set forth therein, the Managing Member shall pay as damages the sum of $100 per week (plus interest) to the Special Member until such obligations shall have been fulfilled. Such damages shall be paid forthwith by the Managing Member, and failure to so pay shall constitute a material default of the Managing Member hereunder. In addition, if the Managing Member shall so fail to pay, the Managing Member and its Affiliates shall forthwith cease to be entitled to the annual Company Management Fee and to the payment of any Net Operating Income to which the Managing Member may otherwise be entitled hereunder. Such payments of the annual Company Management Fee and Net Operating Income shall be restored only upon payment of such damages in full, and any amount of such damages not so paid shall be deducted against payments of the annual Company Management Fee and Net Operating Income otherwise due to the Managing Member or its Affiliates.

         Section 14.5 Annual Site Visits. On an annual basis a representative of the Special Member, at the Special Member's expense, will conduct a site visit which will include, in part, an examination of the grounds, a review of the office and files and an interview with the property Managing Agent. The Special Member may, in its sole discretion, cancel all or any part of the annual site visit.

     Section 14.6 Tax Returns. The Managing Member shall cause income tax returns for the Company to be prepared and timely filed with the appropriate federal, state and local taxing authorities. The Managing Member shall be the tax matters member for purposes of Section 6231(a)(7) of the Code.

         Section 14.7 Fiscal Year. The fiscal year of the Company shall be the calendar year or such other period as may be approved by the Internal Revenue Service for federal income tax purposes.

         Section 14.8 Banking. All funds of the Company shall be deposited in a separate bank account or accounts as shall be determined by the Managing Member. All withdrawals therefrom shall be made upon checks signed by the Managing Member or by any person authorized to do so by the Managing Member. The Managing Member shall provide to any Member who requests same the name and address of the financial institution, the account number and other relevant information regarding any Company bank account.

         Section 14.9 Certificates and Elections.

         (a) The Managing Member shall file the First Year Certificate within 90 days following the close of the taxable year during which Completion of Construction occurs and thereafter shall timely file any certificates which the Company must furnish to federal or state governmental authorities administering the Tax Credit programs under Section 42 of the Code.

         (b) The Managing Member may, but is not required to, cause the Company to make or revoke the election referred to in Section 754 of the Code, as amended, or any similar provisions enacted in lieu thereof.

                                   ARTICLE XV

                      DISSOLUTION, WINDING UP, TERMINATION
                         AND LIQUIDATION OF THE COMPANY

         Section 15.1 Dissolution of Company. The Company shall be dissolved upon the expiration of its term or the earlier occurrence of any of the following events:

         (a) Upon the happening of death, bankruptcy or any other event or withdrawal (as defined in the Act) with respect to any Member, unless there is at least one remaining Member and the business of the Company is continued by the written consent of a Majority in Interest of the remaining Members within ninety (90) days of the action by or affecting the withdrawing Member;

         (b) The Sale of the Project and the receipt in cash of the full amount of the proceeds of such Sale; or

         (c) The Company becomes subject to an Event of Bankruptcy.

         Notwithstanding the foregoing, however, in no event shall the Company terminate prior to the expiration of its term if such termination would result in a violation of the Mortgage Note or any other agreement with or rule or regulation of the Mortgage lender, to which the Company is subject.

         Section 15.2 Return of Capital Contribution upon Dissolution. Except as provided in Sections 7.3 and 7.6 of this Agreement, which provide for a reduction or refund of the Investor Member's Capital Contribution under certain circumstances, and which shall represent the personal obligation of the Managing Member, as well as the obligation of the Company, each holder of a Company interest shall look solely to the assets of the Company for all Distributions with respect to the Company (including the return of its Capital Contribution) and shall have no recourse therefor (upon dissolution or otherwise) against the Managing Member or any Investor Member. No Member shall have any right to demand or receive property other than money upon dissolution and termination of the Company.

         Section 15.3 Distributions of Assets. Upon a dissolution of the Company, the Managing Member (or, if there is no Managing Member then remaining, such other Person(s) designated as the liquidator of the Company by the Investor Member or by the court in a judicial dissolution) shall take full account of the Company assets and liabilities and shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof.

         (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Company pursuant to Section 11.2(a) through and including 11.2(d), the remaining assets of the Company (or the proceeds of sales or other dispositions in liquidation of the Company assets, as may be determined by the Managing Member or other liquidator) shall be distributed to the Members in accordance with the positive balances in their Capital Accounts. In order to make a final determination of the Capital Account of each Member:

                  (1)the allocations pursuant to Section 11.2(e),
Section 11.2(f) and Section 11.2(g) shall be made, but not distributed; and

                  (2) the Income and Losses of the Company upon Liquidation or dissolution and winding up shall then be allocated among the Members as set forth in Section 10.2.

         (b) In the event that a Managing Member has a deficit balance in its Capital Account following the Liquidation of the Company or its interest, as determined after taking into account all Capital Account adjustments for the Company taxable year in which such Liquidation occurs, such Managing Member shall pay to the Company the amount necessary to restore such deficit balance to zero in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(3). The deficit reduction amount shall be paid by the Managing Member by the end of such taxable year (or, if later, within 90 days after the date of Liquidation) and shall, upon Liquidation of the Company, be paid to creditors of the Company or distributed to other Members in accordance with their positive Capital Account balances. Notwithstanding, if the Special Member has become successor Managing Member, it shall not be responsible for any deficit balance in its Capital Account which arose during the time the former Managing Member served as Managing Member.

         (c) With respect to assets distributed in kind to the Members in Liquidation or otherwise:

                  (1) unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be Income and Losses realized by the Company immediately prior to the Liquidation or other Distribution event; and

                  (2) such Income and Losses shall be allocated to the Members in accordance with Section 10.2 hereof, and any property so distributed shall be treated as a Distribution of an amount in cash equal to the excess of such Fair Market Value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered.

         (d) For the purposes of Section 15.3(c), "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the Fair Market Value of such assets, taking into account the Fair Market Value of the associated financing but subject to Section 7701(g) of the Code, and the Company's adjusted basis in such assets for book purposes. Section 15.3(c) is merely intended to provide a rule for allocating unrealized Income and Losses upon Liquidation or other Distribution event, and nothing contained in Section 15.3(c) or elsewhere in this Agreement is intended to treat or cause such Distributions to be treated as sales for value. The Fair Market Value of such assets shall be determined by an independent appraiser to be selected by the Managing Member.

         Section 15.4 Deferral of Liquidation. If at the time of Liquidation the Managing Member or other liquidator shall determine that an immediate sale of part or all of the Company assets could cause undue loss to the Members, the liquidator may, in order to avoid loss, either defer Liquidation and retain all or a portion of the assets or distribute all or a portion of the assets to the Members in kind. In the event that the liquidator elects to distribute such assets in kind, the assets shall first be assigned a value (by appraisal by an independent appraiser) and the unrealized appreciation or depreciation in value of the assets shall be allocated to the Members, Capital Accounts, as if such assets had been sold, in the matter described in Section 10.2, and such assets shall then be distributed to the Members as provided herein. In applying the preceding sentence, the Project shall not be assigned a value less than the unamortized principal balance of any loan secured thereby.

         Section 15.5 Liquidation Statement. Each of the Members shall be furnished with a statement prepared or caused to be prepared by the Managing Member or other liquidator, which shall set forth the assets and liabilities of the Company as of the date of complete Liquidation. Upon compliance with the distribution plan as outlined in Sections 15.3 and 15.4, the Investor Member shall cease to be such and the Managing Member shall execute, acknowledge and cause to be filed those certificates referenced in Section 15.6.

         Section 15.6 Articles of Dissolution. Upon the dissolution and commencement of the winding up of the Company, the Members shall cause Articles of Dissolution to be executed on behalf of the Company and filed with the Corporation Commission of the State of Arizona, and the Members shall execute, acknowledge and file any and all other instruments necessary or appropriate to reflect the dissolution of the Company.

                                   ARTICLE XVI

                                   AMENDMENTS

         This Agreement may be amended at any time by the Investor Member; provided, however, that this Agreement may be amended to add a substitute Member only as set forth in Article XII of this Agreement. Notwithstanding the foregoing, no amendment shall change the Company to a corporation treated as a corporation for tax purposes; extend the term of the Company beyond the date provided for in this Agreement; modify the limited liability of the Investor Member; allow the Member to take control of the Company's business within the meaning of the Act; reduce or defer the realization of any Member's interest in Income, Losses, Tax Credits, Distributions, or compensation hereunder, or increase any Member's obligations hereunder, without the consent of the Member so affected; or change the provisions of this Article XVI or violate the terms and provisions of the Mortgage.


                                  ARTICLE XVII

                     TREATMENT AS LIMITED LIABILITY COMPANY

         The Members intended that the Company shall be operated in a manner consistent with its treatment as a limited liability company for federal and state income tax purposes. No Member shall take any action inconsistent with the express intent of the partied hereto.

                                  ARTICLE XVIII

                           NATURE OF MEMBERS' INTEREST

         The interest of the Members in the Company shall be personal property for all purposes. Legal title to all Company assets shall be held in the name of the Company. Neither any Member, nor a successor, representative or assign of such Member, shall have any right, title or interest in or to any Property owned by the Company or the right to partition any Property owned by the Company.

                                   ARTICLE XIX

                                  MISCELLANEOUS

         Section 19.1 Voting Rights.

         (a) The Investor Member shall have no right to vote upon any matters affecting the Company, except as provided in this Agreement. Notwithstanding the foregoing, the Investor Member may, without the concurrence of the Managing
Member:

                  (1) Approve, but not initiate, the Sale or Refinancing of the Project;

                  (2) Remove the Managing Member for cause and elect a substitute Managing Member as provided in this Agreement;

                  (3) Approve or disapprove, but not initiate, the dissolution of the Company; or

                  (4) Subject to the provisions of Article XVI hereof, amend this Agreement.

         (b) On any matter where the Investor Member has the right to vote, votes may only be cast at a duly called meeting of the Company or through written action without a meeting.

         Section 19.2 Meeting of Company. Meetings of the Company may be called either: at any time by the Managing Member; or upon the Managing Member's receipt of a written request from the Investor Member setting forth the purpose of such meeting. Within ten days after receipt of the Investor Member's written request for a meeting, the Managing Member shall provide all Members with written notice of the meeting (which shall be at the principal place of business of the Company or such other location referenced in the notice) to be held not less than 15 days nor more than 30 days after receipt of such written request from the Investor Member, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. If the Managing Member fails to provide the written notice of the meeting within ten days after receipt of the Investor Member's request to hold a meeting, then the Investor Member may provide the written notice of the meeting to all the Members, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. All meetings and actions of the Investor Member shall be governed in all respects, including matters relating to notice, quorum, adjournment, proxies, record dates and actions without a meeting, by the applicable provisions of the Act, as shall be amended from time to time.

         Section 19.3 Notices. Any notice given pursuant to this Agreement may be served personally on the Member to be notified, or may be mailed, first class postage prepaid, to the following address, or to such other address as a party may from time to time designate in writing:

  To the Managing Member:    Spring Valley Terrace, Inc.,
                             an Arizona nonprofit corporation
                             670 N. Arizona Avenue
                             Suite 23
                             Chandler, AZ  85224

  To the Investor Member:    WNC Housing Tax Credit Fund VI, L.P., Series 5
                             c/o WNC & Associates, Inc.
                             3158 Redhill Ave., Suite 120
                             Costa Mesa, CA   92626-3416

  To the Special Member:     WNC Housing, L.P.
                             3158 Redhill Ave., Suite 120
                             Costa Mesa, CA   92626-3416

         Section 19.4 Successors and Assigns. All the terms and conditions of this Agreement shall be binding upon the successors and assigns of the Members, but shall not inure to the benefit of the successors or assigns of the Members except as otherwise expressly provided in this Agreement.

         Section 19.5 Recording of Articles of Organization of the Company. If the Managing Member should deem it advisable to do so, the Company shall record in the office of the County Recorder of the county in which the principal place of business of the Company is located a certified copy of the Articles of Organization of the Company, or any amendment thereto, after such Articles or amendment has been filed with the Corporation Commission of the State.

         Section 19.6 Amendment of Articles of Organization of the Company.

         (a) The Managing Member shall cause to be filed, within 30 days after the happening of any of the following events, an amendment to the Articles of Organization of the Company reflecting the occurrence thereof:

                  (1) A change in the name of the Company.

                  (2) A change in the street address of the Company's principal executive office.

                  (3) A change in the address, or the withdrawal, of a Managing Member, or a change in the address of the agent for service of process, unless a corporate agent is designated, or appointment of a new agent for service of process.

                  (4) The admission of a Managing Member and that Member's address.

                  (5) The discovery by the Managing Member of any false or erroneous material statement contained in the Articles or any amendment thereto.

         (b) The Articles of Organization of the Company may also be amended in conformity with this Agreement at any time in any other respect that the Managing Member determines.

         (c) The Managing Member shall cause the Articles of Organization of the Company to be amended, when required or permitted as aforesaid, by filing an amendment thereto in the office of, and on a form prescribed by, the Corporation Commission of the State. The amendment shall set forth the Company's name, the Corporation Commission's file number for the Company and the text of the amendment.

         Section 19.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         Section 19.8 Captions. Captions to and headings of the Articles, Sections and subsections of this Agreement are solely for the conveniences of the parties, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

         Section 19.9 Certain Provisions. If the operation of any provision of this Agreement would contravene the provisions of applicable law, or would result in the imposition of general liability on any Investor Member, such provisions shall be void and ineffectual.

         Section 19.10 Saving Clause. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         Section 19.11 Number and Gender. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

         Section 19.12 Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior understandings and agreements between the parties, written or oral, respecting this transaction are merged in this Agreement.

         Section 19.13 Governing Law. This Agreement and its application shall be governed by the laws of the State.

         Section 19.14 Attorney's Fees. If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

         Section 19.15 Receipt of Correspondence. By their signatures below, the Members agree that the Mortgage lender and the Managing Member shall send to the Investor Member a copy of any correspondence relative to the Project's noncompliance with the Mortgage Note, relative to the acceleration of the Mortgage Note and relative to the disposition of the Project.

         Section 19.16 Security Interest and Right of Set-Off. As security for the performance of the respective obligations to which it may be subject under this Agreement, the Company shall have (and each Member hereby grants to the Company) a security interest in all funds distributable to said Member to the extent of the amount of such obligation.

         Section 19.17 Tax Matters Partners. All the Members hereby agree that the Special Member shall be the "Tax Matters Partner" pursuant to the Code and in connection with any audit of the federal income tax returns of the Company; provided, however, that if the Special Member shall withdraw from the Company or become Bankrupt, the Managing Member shall thereafter be the "Tax Matters Partner". If the Tax Matters Partner shall determine to litigate any administrative determination relating to federal income tax matters, it shall litigate such matter in such court as the Tax Matters Partner shall decide in its sole discretion. In discharging its duties and responsibilities, the Tax Matters Partner shall act as a fiduciary (i) to the Investor Member (to the exclusion of the other Members) insofar as tax matters related to the Tax Credits are concerned, and (ii) to all of the Members in other respects. The Investor Member will make no claim against the Company in respect of any action or omission by the Tax Matters Partner during such time as the Special Member acts as the Tax Matters Partner.

         IN WITNESS WHEREOF, this Amended and Restated Operating Agreement of Spring Valley Terrace Apartments, L.L.C., an Arizona limited liability company, is made and entered into as of the _____ day of _________________ 1997.

                                    MANAGING MEMBER

                                    SPRING VALLEY TERRACE, INC.


                                    By:     ______________________
                                            Samuel A. Cioffi,
                                            President

                                    WITHDRAWING MEMBER

                                    HUMAN ACTION FOR CHANDLER, AN ARIZONA
                                    NONPROFIT CORPORATION

                                    By:     ___________________________
                                            James Patterson
                                            President

                                 INVESTOR MEMBER

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5 a California limited partnership

                                 By:     WNC & Associates, Inc.,
                                         General Partner

                                         By:      _________________________
                                                  John B. Lester, Jr.,
                                                  President

Signatures continued on next page. . . .

                                    SPECIAL MEMBER

                                    WNC HOUSING, L.P.

                                    By:     WNC & ASSOCIATES, INC.
                                            General Partner

                                            By:      __________________________
                                                     John B. Lester, Jr.,
                                                     President

                        EXHIBIT A TO OPERATING AGREEMENT

                                LEGAL DESCRIPTION



Parcel 1:

All that portion of Sections 9 and 16. Township 11 North, Range 2 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, described as follows:

BEGINNING at the corner common to Lots 635,634,628 and 629 of SPRING VALLEY UNIT II as recorded in Book 16 of Maps, Pages 72 through 74 inclusive, said point being a 1/2 inch pipe, no cap or tag; thence North 79(Degree)27'15" West. 81.81 feet along the Northerly line of Lots 629-632 of said SPRING VALLEY UNIT II to a 1/2 inch rebar, no cap or tag; thence North 79(Degree)47'14" West, 77.55 feet along said line to a 1/2 inch rebar, no cap or tag; thence North 79(Degree)21'01" West, 127.18 feet more or less along said line to the Northerly corner common to Lot 632 of said SPRING VALLEY UNIT II and Lot 12 of SPRING VALLEY UNIT I as recorded in Book 14 of Maps, Page 4, records of Yavapai County, Arizona, said point being marked by a 1/2 inch rebar, no cap or tag; thence North 79(Degree)32'48" West, 81.94 feet along the Northerly line of Lots 12 and 11 of said SPRING VALLEY UNIT I to a 1/2 inch rebar, no cap or tag; thence North 79(Degree)36'55" West, 22.59 feet along said line to a 1/2 inch rebar, capped L.S. 24522; thence North 59(Degree)18'17" West, 114.51 feet along the Northerly line of Lots 11-5 of said SPRING VALLEY UNIT I to a 1/2 inch rebar capped L.S. 22776, to the TRUE POINT OF BEGINNING; thence North 59(Degree)18'17" West, 74.38 feet along said line to a 1/2 inch rebar, no cap or tag; thence North 59(Degree)21'25" West, 69.91 feet along said line to a 1/2 inch rebar, no cap or tag; thence North 59(Degree)22'34" West, 70.02 feet along said line to a 1/2 inch rebar, no cap or tag; thence North 59(Degree)19'26" West, 70.13 feet along said line to a 1/2 inch rebar, no cap or tag; thence North 59(Degree)15'13" West, 7.55 feet along said line to a 1/2 inch rebar capped L.S. 24522; (said point being the most Southerly corner of the Spring Valley Manor parcel as described in Book 3490 of Official Records, Page 772, records of Yavapai County, Arizona); thence North 30(Degree)42'10" East (Basis of Bearing), 231.48 feet along the Easterly line of said Spring Valley Manor parcel and Parcel "A" as recorded in Book 29 of Land Surveys, Page 97, records of Yavapai County, Arizona, said point being marked by a 1/2 inch rebar capped L.S. 24522; thence North 13(Degree)16'58" West, 130.62 feet along said line to a 1/2 inch rebar capped L.S. 24522; thence North 37(Degree)00'03" East, 103.67 feet more or less along said line to a point on the Southerly line of Lot 164 of said SPRING VALLEY UNIT I, said point being marked by a 1/2 inch rebar capped L.S. 24522; thence South 53(Degree)15'47" East 121.58 feet along the Southerly line of Lots164-166 of said SPRING VALLEY UNIT I to a 1/2 inch rebar, no cap or tag; thence South 53(Degree)17'22" East, 63.18 feet along said line to a 1/2 inch rebar capped L.S. 24522; thence South 79(Degree)56'16" East, 25.00 feet along the Southerly line of Lots 166 and 167 of said SPRING VALLEY UNIT I to a 1/2 inch rebar, no cap or tag; thence South 80(Degree)22'42" East, 72.46 feet along said line to a 1/2 inch rebar capped L.S. 22778; thence South 10(Degree)37'52"

West,  273.67  feet  to  a  1/2  inch  rebar  capped  L.S.22776;   thence  South
29(Degree)53'24" West, 186.77 feet to the TRUE POINT OF BEGINNING.

EXCEPTING all gas, oil metal and mineral rights as reserved to the State of Arizona in Patent to said land.

Reserving unto the Grantor, its heirs and assigns, an easement for ingress, egress and utilities over the following described portion:

BEGINNING at the corner common to Lots 635, 634, 628 and 629 of SPRING VALLEY UNIT II as recorded in Book 16 of Maps, Pages 72 through 74 inclusive, records of Yavapai County, Arizona, said point being a 1/2 inch pipe, no cap or tag; thence North 79(Degree)27'15" West, 81.81 feet along the Northerly line of Lots629-632 of said SPRING VALLEY UNIT II to a 1/2 inch rebar, no cap or tag; thence North 79(Degree)47'14" West, 77.55 feet along said line to a 1/2 inch rebar, no cap or tag; thence North 79(Degree)21'01" West, 127.18 feet more or less along said line to the Northerly corner common to Lot 632 of said SPRING VALLEY UNIT II and Lot 12 of SPRING VALLEY UNIT I as recorded in Book 14 of Maps, Page 4, records of Yavapai County, Arizona, said point being marked by a 1/2 inch rebar, no cap or tag; thence North 79(Degree)32'48" West, 81.94 feet along the Northerly line of Lots 12 and 11 of said SPRING VALLEY UNIT I to a 1/2 inch rebar, no cap or tag; thence North 79(Degree)36'55" West, 22.59 feet along said line to a 1/2 inch rebar capped L.S. 24522; thence North 59(Degree)18'17" West, 114.51 feet along the Northerly line of Lots 11-5 of said SPRING VALLEY UNIT I to a 1/2 inch rebar capped L.S. 22776; thence North 29(Degree)53'24" East, 111.09 feet to a point on a non tangent curve concave to the Southeast having a radius of 132.00 feet and the TRUE POINT OF BEGINNING; thence Southwesterly along the arc of said curve 16.00 feet, through a central angle of 06(Degree)56'46", having a chord bearing of South 76(Degree)05'38" West and a chord distance of 15.99 feet; thence South 79(Degree)34'01" West, 102.44 feet to the beginning of a tangent curve concave to the South having a radius of 132.00 feet; thence Westerly along the arc of said curve 94.59 feet through a central angle of 41(Degree)03'24" to a point on the Northerly line of Lot 7 of said SPRING VALLEY UNIT I; thence North 59(Degree)22'34" West, 37.54 feet along the Northerly line of Lots 7-5 of said SPRING VALLEY UNIT I TO A 1/2 inch rebar, no cap or tag; thence North 59(Degree)19'26" West, 70.13 feet along said line to a 1/2 inch rebar, no cap or tag; thence North 59(Degree)15'13" West, 7.55 feet along said line to a 1/2 inch rebar capped L.S. 24522, to a point on the Easterly line of said SPRING VALLEY MANOR parcel; thence North 30(Degree)42'10" East, 50.00 feet, along said Easterly line; thence South 59(Degree)15'13" East,
7.53 feet; thence South 59(Degree)13'26" East, 70.13 feet; thence South 59(Degree)22'34" East, 37.54 feet to the beginning of a tangent curve concave to the South having a radius of 82.00 feet; thence Easterly along the arc of said curve 58.76 feet through a central angle of 41(Degree)03'24"; thence North 79(Degree)34'01" East, 102.44 feet to the beginning of a tangent curve concave to the Southeast having a radius of 82.00 feet; thence Northeasterly along the arc of said curve 59.10 feet through a central angle of 41(Degree)17'35" to the beginning of a curve concave to the Northwest having a radius of 125.00 feet; thence Northeasterly along the arc of said curve 25.92 feet through a central angle of 11(Degree)52'51" to a point on the Easterly line of the SPRING VALLEY

TERRACE parcel described herein; thence South 10(Degree)37'52" West, 28.61 feet, along said Easterly line; thence South 29(Degree)53'24" West, 75.68 feet along said Easterly line, to the TRUE POINT OF BEGINNING.

Parcel 2:

An easement for ingress and egress as created in Book 3490 of Official Records, Page 772, records of Yavapai County, Arizona, over the Southerly 50.71 feet as measured along the most Westerly line and over the following described parcel:

Lot "A" as recorded in Book 29 of Land Surveys, Page 97, records of Yavapai County, Arizona, located in Sections 9 and 16, Township 11 North, Range 2 East, Gila and Salt River Meridian, Yavapai County, Arizona, described as follows:

BEGINNING at the Northwest corner of said Section 16, a G.L.O. brass cap monument; thence North 81(Degree)25'52" East, 689.86 feet to a found 1/2 inch rebar capped L.S. 24522 and the TRUE POINT OF BEGINNING; thence North 78(Degree)58'54" East, 111.09 feet to a found 1/2 inch rebar capped L.S. 24522; thence North 20(Degree)28'02" West, 42.67 feet to a found 1/2 inch rebar capped L.S. 24522; thence North 50(Degree)33'20" West, 178.71 feet to a found 1/2 inch rebar capped L.S. 24522; thence South 82(Degree)39'07" West, 49.35 feet to the beginning of a non tangent curve concave to the West, having a radius of 305.90. Said point being marked by a found 1/2 inch rebar capped L.S. 24522; thence Northerly along the arc of said curve 78.92 feet, through a central angle of 14(Degree)46'54", having a chord bearing North 15(Degree)20'19" West and a chord of 78.70 feet to a found 1/2 inch rebar, no cap or tag; thence North 67(Degree)52'53" East, 147.20 feet along the Southerly line of Lots 156 and 157, Spring Valley, according to the plat of record in Book 14 of Maps, Page 4, records of Yavapai County, Arizona, to a 1/2 inch rebar capped L.S. 22776; thence South 53(Degree)15'06" East, 280.19 feet along the Southerly line of Lots 159 through 162 of said Spring Valley to a found 1/2 inch rebar, no cap or tag; thence South 53(Degree)15'06" East, 69.73 feet along the Southerly line of Lot 163 of said Spring Valley to a found 1/2 inch rebar, no cap or tag; thence South 53(Degree)28'38" East, 30.31 feet along the Southerly line of Lot 164 of said Spring Valley to a found 1/2 inch rebar capped L.S. 24522; thence South 37(Degree)00'03" West, 103.67 feet to a found 1/2 inch rebar capped L.S. 24522; thence South 13(Degree)16'58" East, 130.62 feet to a found 1/2 inch rebar capped L.S. 24522; thence South 30(Degree)42'10" West, 231.48 feet (basis of bearing) to a poing on the Northerly line of Lot 5 of said Spring Valley to a found 1/2 inch rebar capped L.S. 24522; thence North 59(Degree)28'20" West, 62.66 feet along said line to a found 1/2 inch rebar, no cap or tag; thence North 61(Degree)19'15" West, 17.86 feet along the Northerly line of Lot 4 of said Spring Valley to the beginning of a nontangent curve concave to the Southwest having a radius of 1146.20 and being marked by a found 1/2 inch rebar capped L.S. 24522; thence Northwesterly along the arc of said curve 138.27 feet, through a central angle of 06(Degree)54'42", having a chord bearing of North 62(Degree)46'41" West and a chord of 138.17 feet to the beginning of a nontangent curve concave to the Southwest having a radius of 1146.20. Said point being marked by a found 1/2 inch rebar, no cap or tag; thence Northwesterly along the arc of said curve 76.91 feet, through a central angle of 03(Degree)50'40", having a chord bearing of North 67(Degree)43'27" West and a chord of 76.89 feet to the beginning of a nontangent curve concave to the Southwest, having a radius of 1146.20. Said point being marked by a found 1/2 inch rebar, no cap or tag; thence Northwesterly along the arc of said curve
78.62 feet, through a central angle of 03(Degree)55'48", having a chord bearing of North 72(Degree)26'26" West and a chord of 78.60 feet to a point on the
Easterly right-of-way of Spring Lane, according to the plat of record as recorded in Book 28, Page 23, records of Yavapai County, Arizona. Said point being the beginning of a nontangent curve concave to the West, having a radius of 186.30 and being marked by a found 1/2 inch rebar capped L.S. 24522; thence Northerly along said right-of-way along the arc of said curve 50.68 feet through a central angle of 15(Degree)35'12", having a chord bearing of North 05(Degree)54'22" East and a chord of 50.52 feet to the beginning of a nontangent curve concave to the Southwest, having a radius of 1196.20. Said point being marked by a found 1/2 inch rebar capped L.S. 24522; thence Southeasterly along the arc of said curve 93.76 feet, through a central angle of 04(Degree)29'27", having a chord bearing of South 72(Degree)06'24" East and a chord of 93.74 feet to a found 1/2 inch rebar capped L.S.24522; thence North 22(Degree)59'36" East,
172.36 feet to the TRUE POINT OF BEGINNING.

                        EXHIBIT B TO OPERATING AGREEMENT

                              FORM OF LEGAL OPINION



WNC Housing Tax Credit Fund VI, L.P., Series 5
WNC & Associates, Inc.
3158 Redhill Avenue, Suite 120
Costa Mesa, California  92626

RE:      SPRING VALLEY TERRACE APARTMENTS, L.L.C.

Ladies and Gentlemen:

You have requested our opinion with respect to certain matters in connection with the investment by WNC Housing Tax Credit Fund VI, L.P., Series 5, a California Investor Membership (the "Investor Member") in Spring Valley Terrace Apartments, L.L.C. (the "Company"), an Arizona limited liability company formed to own, develop, construct, finance and operate an apartment complex for low-income persons (the "Apartment Complex") in Mayer, Arizona. The managing member of the Company is Spring Valley Terrace, Inc., an Arizona nonprofit corporation (the "Managing Member").

In rendering the opinions stated below, we have examined and relied upon the following:

         (i)               [Articles of Organization of the Company]

                           (ii) [Amended and Restated Operating Agreement of
                            the  Company]  (the "Operating Agreement");

                           (iii) A preliminary reservation letter from [State Allocating Agency] (the "State Agency") dated _________, 199___ conditionally awarding $_______________ in Federal tax credits annually for each of ten years and $_______________ in California tax credits annually for each of four years for the Apartment Complex; and

                           (iv) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

For purposes of rendering the opinions stated below we have assumed that, in those cases in which we have not been involved directly in the preparation, execution or the filing of a document, that (a) the document reviewed by us is an original document, or a true and accurate copy of the original document, and has not been subsequently amended, (b) the signatures on each original document are genuine, and (c) each party who executed the document had proper authority and capacity.

Based on the foregoing we are of the opinion that:

         (a)  ________________________,  one  of  the  Managing  Members,  is  a
[corporate/partnership] duly formed and validly existing under the laws of the State of _____________________ and has full power and authority to enter into and perform its obligations under the Operating Agreement. _____________________, one of the other Managing Members, is a [corporation/partnership] duly formed and validly existing under the laws of the State of __________________ and has full power and authority to enter into and perform its obligations under the Operating Agreement.

         (b) The Company is and after the [filing or execution] of the Amended [Operating Agreement] [Articles of Organization] will continue to be a limited liability company duly formed and validly existing under the laws of the State of Arizona.

         (c) The Company is and after the filing of the Amended [Operating Agreement] [Article of Organization] will continue to be validly existing under and subject to the laws of Arizona with full power and authority to own, develop, [construct/rehabilitate], finance and operate the Apartment Complex and to otherwise conduct business under the Operating Agreement.

         (d) Execution of the Amended and Restated Operating Agreement by the Managing Member(s) has been duly and validly authorized by or on behalf of the Managing Member(s) and, having been executed and delivered in accordance with its terms, the Amended and Restated Operating Agreement constitutes the valid and binding agreement of the Managing Member(s), enforceable in accordance with its terms.

         (e) The execution and delivery of the Amended and Restated Operating Agreement by the Managing Members does not conflict with and will not result in a breach of any of the terms, provisions or conditions of any agreement or instrument known to counsel to which any of the Managing Members or the Company is a party or by which any of them may be bound, or any order, rule, or regulation to be applicable to any of such parties of any court or governmental body or administrative agency having jurisdiction over any of such parties or over the property.

         (f) To the best of counsel's knowledge, after due inquiry, there is no litigation or governmental proceeding pending or threatened against, or involving the Project, the Company or any Managing Member which would materially adversely affect the condition (financial or otherwise) or business of the Project, the Company or any of the Members of the Company prior to or following execution and filing of the Operating Agreement, or the Investor Member.

         (g) Upon the execution and delivery of the Amended and Restated Operating Agreement providing for the admission of the Investor Member as substitute Investor Member [and the filing] the Investor Member will be the non-managing Members of the Company entitled to all of the rights of non-managing members under the Operating Agreement. Except as described in the Operating Agreement, no person is a member of or has any legal or equitable interest in the Company, and all former members of record or known to counsel have validly withdrawn from the Company and have released any claims against the Company arising out of their participation as members therein.

         (h) Liability of the Investor Member for obligations of the Company is limited to the amount of the Investor Member's capital contributions required by the Operating Agreement.

         (i) Neither the Managing Member(s) of the Company nor the Investor Member will have any liability for the Mortgage Note or the Mortgage Loan represented thereby (as those terms are defined in the Operating Agreement), and the lender of the Mortgage Loan will look only to its security in the Project for repayment of the Mortgage Loan.

         (j)      The Company owns a fee simple interest in the Project.

         (k) To the best of our actual knowledge and belief, after due inquiry, the Company has obtained all consents, permissions, licenses, approvals, or orders required by all applicable governmental or regulatory agencies for the development, construction and operation of the Project, and the Project conforms to all applicable Federal, state and local land use, zoning, health, building and safety laws, ordinances, rules and regulations.

         (l) The Project has obtained a preliminary reservation of low income housing tax credits ("LIHTC") from the State Agency. The final allocation of the LIHTC and ultimately eligibility of the Project for such final allocation are subject to a series of requirements which must be met, performed or achieved at various times prior to and after such final allocation. Assuming all such requirements are met, performed or achieved at the time or times provided by applicable laws and regulations, the Project will qualify for LIHTC.

All of the opinions set forth above are qualified to the extent that the validity of any provision of any agreement may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally. We do not express any opinion as to the availability of any equitable or specific remedy upon any breach of any of the covenants, warranties or other provisions contained in any agreement. We have not examined, and we express no opinion with respect to the applicability of, or liability under, any Federal, state or local law, ordinance or regulation governing or pertaining to environmental matters, hazardous wastes, toxic substances or the like.

We express no opinion as to any matter except those set forth above. These opinions are rendered for use by the Investor Member and its legal counsel. We understand that WNC Housing Tax Credit Fund VI, L.P., Series 5's legal counsel will rely on this opinion in connection with federal income tax opinions to be rendered by that firm. This opinion may not be delivered to or relied upon by any other person or entity without our express written consent.

Sincerely,




--------------------

                        EXHIBIT C TO OPERATING AGREEMENT


                           CERTIFICATION AND AGREEMENT


         CERTIFICATION AND AGREEMENT made as of the date written below by Spring Valley Terrace Apartments, L.L.C., an Arizona limited liability company (the "Company"), Spring Valley Terrace, Inc., an Arizona nonprofit corporation (the "Managing Member") for the benefit of WNC Housing Tax Credit Fund VI, L.P., Series 5, a California limited partnership (the "Investor Member"), and WNC & Associates, Inc. ("WNC").

         WHEREAS, the Company proposes to admit the Investor Member as a Investor Member thereof pursuant to an Amended and Restated Operating Agreement of the Company (the "Operating Agreement"), in accordance with which the Investor Member will make substantial capital contributions to the Company; and

         WHEREAS,   the  Investor  Member  and  WNC  have  relied  upon  certain information and representations described herein in evaluating the merits of investment by the Investor Member in the Company;

         NOW, THEREFORE, to induce the Company to enter into the Amended and Restated Operating Agreement and become a Investor Member of the Company, and for $1.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Managing Member hereby agree as follows for the benefit of the Investor Member and WNC.

         1. Representations, Warranties and Covenants of the Company and the Managing Member

         The Company and the Managing Member jointly and severally represent, warrant and certify to the Investor Member and WNC that, with respect to the Company, as of the date hereof:

                  1.1 The Company is duly organized and in good standing as a limited liability company pursuant to the laws of the state of its formation with full power and authority to own its apartment complex (the "Apartment Complex") and conduct its business; the Company and the Managing Member have the power and authority to enter into and perform this Certification and Agreement; the execution and delivery of this Certification and Agreement by the Company and the Managing Member have been duly and validly authorized by all necessary action; the execution and delivery of this Certification and Agreement, the fulfillment of its terms and consummation of the transactions contemplated hereunder do not and will not conflict with or result in a violation, breach or termination of or constitute a default under (or would not result in such a conflict, violation, breach, termination or default with the giving of notice or passage of time or both) any other agreement, indenture or instrument by which the Company or any Managing Member is bound or any law, regulation, judgment, decree or order applicable to the Company or any Managing Member or any of their respective properties; this Certification and Agreement constitutes the valid and binding agreement of the Company and the Managing Member, enforceable against each of them in accordance with its terms.

                  1.2 The Managing Member has delivered to the Investor Member, WNC or their affiliates all documents and information which would be material to a prudent investor in deciding whether to invest in the Company. All factual information provided to the Investor Member, WNC or their affiliates either in writing or orally, did not, at the time given, and does not, on the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made.

                  1.3 Each of the representations and warranties contained in the Company Agreement is true and correct as of the date hereof.

                  1.4 Each of the covenants and agreements of the Company and the Managing Member contained in the Amended and Restated Operating Agreement has been duly performed to the extent that performance of any covenant or agreement is required on or prior to the date hereof.

                  1.5 All conditions to admission of the Investor Member as member of the Company contained in the Amended and Restated Operating Agreement have been satisfied.

                  1.6 No default has occurred and is continuing under the Amended and Restated Operating Agreement or any of the Project Documents (as such term is defined in the Operating Agreement) for the Company.

                  1.7 The Managing Member agrees to take all actions necessary to claim the Projected Tax Credit, including, without limitation, the filing of Form(s) 8609 with the Internal Revenue Service.

                  1.8 No person or entity other than the Company holds any equity interest in the Apartment Complex.

                  1.9 The Company has the sole responsibility to pay all maintenance and operating costs, including all taxes levied and all insurance costs, attributable to the Apartment Complex.

                  1.10 The Company, except to the extent it is protected by insurance and excluding any risk borne by lenders, bears the sole risk of loss if the Apartment Complex is destroyed or condemned or there is a diminution in the value of the Apartment Complex.

                  1.11 No person or entity except the Company has the right to any proceeds, after payment of all indebtedness, from the sale, refinancing, or leasing of the Apartment Complex.

                  1.12 No Managing Member is related in any manner to the Investor Member, nor is any Managing Member acting as an agent of the Investor Member.

         2.       Miscellaneous

                  2.1 This Certification and Agreement is made solely for the benefit of the Company, the Managing Member, WNC, and the Investor Member and their respective successors and assignees, and no other person shall acquire or have any right under or by virtue of this Agreement.

                  2.2 This Certification and Agreement may be executed in several counterparts, each of which shall be deemed to be an original, all of which together shall constitute one and the same instrument.

                  2.3   Capitalized   terms   used  but  not   defined  in  this
Certification Agreement shall have the meanings given to them in the Operating Agreement.

         IN WITNESS WHEREOF, this Certificate and Agreement is made and entered into as of the day of _____________________, 1997.

COMPANY

SPRING VALLEY TERRACE APARTMENTS, L.L.C.

MANAGING MEMBER
SPRING VALLEY TERRACE, INC.

By:      ________________________
         Samuel A. Cioffi,
         President

                      EXHIBIT D TO THE OPERATING AGREEMENT

                          MANAGING MEMBER CERTIFICATION

         This Managing Member Certification is being issued to WNC Housing Tax Credit Fund VI, L.P., Series 5, ("WNC") by Spring Valley Terrace, Inc., an Arizona nonprofit corporation Managing Member of Spring Valley Terrace
Apartments, L.L.C. an Arizona limited liability company ("Company") in accordance with Section 7.2 of the Amended and Restated Operating Agreement of the Company.

         WHEREAS, WNC is scheduled to make a Capital Contribution to the Company, however, the Amended and Restated Operating Agreement requires the Managing Member of the Company to issue this Certification prior to WNC's payment; and

         WHEREAS, WNC shall rely on this Certification in evaluating the continued merits of its investment in the Company;

         NOW,   THEREFORE,   to  induce  WNC  to  make  its  scheduled   Capital
Contribution to the Company, the Managing Member represents and warrants to WNC that the following are true and correct as of the date written below:

         (a) The Company is a duly organized limited liability company validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of its Members.

         (b) This Amended and Restated Operating Agreement and the Project Documents are in full force and effect and neither the Company nor the Managing Member is in breach or violation of any provisions thereof.

         (c) Improvements will be completed in a timely and workmanlike manner in accordance with all applicable requirements of the Mortgage Loan, all applicable requirements of all appropriate governmental entities and the plans and specifications of the Project, and all applicable governmental entities, as such plans and specifications may be changed from time to time with the approval of Washington Mutual Bank and Human Action for Chandler, an Arizona non-profit corporation, dba Coordinated Community Services of Arizona and any applicable governmental entities, if such approval shall be required.

         (d) The Project is being operated in accordance with standards and procedures which are prudent and customary for the operation of properties similar to the Project.

         (e) Additional  improvements on the Project, if any, shall be completed
substantially   in  conformity   with  the  Project   Documents  and  any  other
requirements necessary to obtain Completion of Construction.

         (f) There shall be no direct or indirect personal liability of the Company or of any of the Members for the repayment of principal or interest of the Mortgage.

         (g) The Company is in compliance with all construction and use codes applicable to the Project and is not in violation of any zoning, environmental or similar regulations applicable to the Project.

         (h)  All  appropriate  public  utilities,   including  water,  gas  and
electricity, are currently available and will be operating properly for all units in the Project at the time of first occupancy and throughout the term of the Company.

         (i) The Project has obtained, or will obtain before Permanent Mortgage Commencement, and will maintain throughout the term of this Company Insurance written by an Insurance Company.

         (j)      The Company owns the fee simple interest in the Project.

         (k) The Construction Contract has been entered into between the Company and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract or change orders approved by the Managing Member.

         (l) A builder's risk insurance policy in favor of the Company will be and is in full force and effect until Completion of Construction.

         (m) To the best of the Managing Member's knowledge: (1) no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Project and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Project. The Managing Member will not install or allow to be installed any aboveground or underground storage tanks on the Project. The Managing Member covenants that the Project shall be kept free of Hazardous Materials and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Materials, except in connection with the normal maintenance and operation of any portion of the Project. The Managing Member shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Materials and shall keep, or cause to be kept, the Project free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The Managing Member must promptly notify the Investor Member and the Special Member in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Project, any

Improvements constructed on the Project, or the soil, groundwater or soil vapor,
(4) if the Managing Member or the Company may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Company or Managing Member arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Project.

         (n) The Managing Member has not executed and will not execute any agreements with provisions contradictory to, or in opposition to, the provisions of this Agreement.

         (o) The Company will allocate to the Investor Member the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

         (p) As of the date hereof, at funding of the Construction Loan and upon Permanent Mortgage Commencements, Insurance will be maintained with Company as named insured and Investor Member and Special Member as additional insured.

         (q) No charges or encumbrances exist with respect to the Project other than those which are created or permitted by the Project Documents or are noted or excepted in the title policy for the Project.

         (r) The buildings on the Project site shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Members elect the LIHTC to commence in accordance the Code, the Project will satisfy the Minimum Set-Aside Test.

         (s) No event or proceeding, including, but not limited to, any (A) legal actions or proceedings before any court, commission, administrative body or other governmental authority, and (B) acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Project, has occurred the continuing effect of which has: (i) materially or adversely affected the operation of the Company or the Project (except to the extent that funds are available to the Company to correct or cure such event or proceeding);
(ii) materially or adversely affected the ability of the Managing Member to perform its obligations hereunder or under any other agreement with respect to the Project; or (iii) prevented the completion of construction of the improvements in substantial conformity with the Project Documents, other than legal proceedings which have been bonded against (or as to which other adequate financial security has been issued) in a manner as to indemnify the Company against loss; provided that the foregoing does not apply to matters of general applicability which would adversely affect the Company, the Managing Member, Affiliates of the Managing Member or the Project only insofar as they or any of them are part of the general public.

         (t) Neither the Company nor Spring Valley Terrace, Inc. have any liabilities, contingent or otherwise, which have not been disclosed in writing to the Investor Member and which in the aggregate do not affect the ability of the Investor Member to obtain the anticipated benefits of its investment in the Company.

         (u) The Managing Member, and/or Human Action for Chandler, an Arizona non-profit corporation, dba Coordinated Community Services of Arizona as the guarantor, in the aggregate, has and shall maintain a net worth equal to at least $1,000,000.

         Capitalized terms used but not defined in this Managing Member Certification shall have the meanings given to them in the Operating Agreement.

         IN WITNESS WHEREOF, the undersigned have set their hands to this Managing Member Certification this day of 1997.


SPRING VALLEY TERRACE, INC.



By:      _________________________
         Samuel A. Cioffi,
         President

                       EXHIBIT E TO PARTNERSHIP AGREEMENT



                         FORM OF COMPLETION CERTIFICATE

            (to be used when construction [rehabilitation] completed)


                             COMPLETION CERTIFICATE


The undersigned, an architect duly licensed and registered in the State of Arizona, has prepared final working plans and detailed specifications for Spring Valley Terrace Apartments, LLC, a Arizona limited partnership (the
"Partnership"), between WNC Housing Tax Credit Fund VI, L.P., Series 5, a California limited partnership ("Limited Partner") and the Partnership in connection with the construction [rehabilitation] of improvements on certain real property located in Mayer, Yavapai County, Arizona (the "Improvements").

The undersigned hereby certifies (i) that the Improvements have been completed in accordance with the aforesaid plans and specifications, (ii) that a permanent certificate of occupancy and all other permits required for the continued use and occupancy of the Improvements have been issued with respect thereto by the governmental agencies having jurisdiction thereof, (iii) that the Improvements are in compliance with all requirements and restrictions of all governmental authorities having jurisdiction over the Improvements, including, without limitation, all applicable zoning, building, environmental, fire, and health ordinances, rules and regulations and (iv) that all contractors, subcontractors and workmen who worked on the Improvements have been paid in full except for normal retainages and amounts in dispute.



-----------------------------------
Project Architect

Date:  ____________________________



Confirmed by:


-----------------------------------
General Partner

Date:  ____________________________

                          EXHIBIT F TO THE PARTNERSHIP

                           [ACCOUNTANT'S CERTIFICATE]
                            [Accountant's Letterhead]



_______________, 199____


WNC Housing Tax Credit Fund VI, L.P., Series 5
3158 Redhill Ave., Suite 120
Costa Mesa, California 92626

RE:  Partnership
     Certification as to Amount
     of Eligible Tax Credit Base

Gentlemen:

In connection with the acquisition by WNC Housing Tax Credit Fund VI, L.P., Series 5, a California limited partnership (the "Limited Partner") of a limited partnership interest in Spring Valley Terrace Apartments, LLC, an Arizona limited partnership (the "Partnership") which owns a certain parcel of land located in Mayer, Yavapai County, Arizona, and improvements thereon (the "Project"), the Limited Partner has requested our certification as to the amount of low-income housing tax credits ("Tax Credits") available with respect to the Project under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code"). Based upon our review of [the financial information provided by the Partnership] of the Partnership, we are prepared to file the Federal information tax return of the Partnership claiming annual Tax Credits in the amount of $_______________, which amount is based on an eligible basis (as defined in
Section 42(d) of the Code) of the Project of $________________, a qualified basis (as defined in Section 42(c) of the Code) of the Project of $_________________ and an applicable percentage (as defined in Section 42(b) of the Code) of _____%.

Sincerely,


-------------------------

                     EXHIBIT G TO THE PARTNERSHIP AGREEMENT
                             "Contractor Letterhead"
-------------------------------------------------------------------------------

"Date"

Spring Valley Terrace Apartments, LLC
c/o WNC & Associates, Inc.
3158 Redhill Avenue
Suite 120
Costa Mesa, California 92626

Re: Spring Valley Terrace Apartments, LLC

Dear Ladies and Gentlemen:

The undersigned, Western Plains Development Corp., (hereinafter referred to as "Contractor"), has furnished or has contracted to furnish labor, services and/or materials (hereinafter collectively referred to as the "Work") in connection with the improvement of certain real property known as Spring Valley Terrace, located in Mayer, Yavapai County, Arizona (hereinafter known as the "Property").

Contractor makes the following representations and warranties regarding Work at the Property.

      Work on said Property has been performed and completed in accordance with the plans and specifications for the property.

      Contractor acknowledges that all amounts owed pursuant to the contract for Work performed for the Property is paid in full.

      Contractor acknowledges that Spring Valley Terrace Apartments, LLC is not in violation with terms and conditions of the contractual documents related to the property.

      Contractor   warrants   that  all  parties  who  have  supplied  Work  for
      improvement of said property have been paid in full.

      Contractor acknowledges the contract to be paid in full and releases any lien or right to lien against the above property.


The undersigned has personal knowledge of the matters stated herein and is authorized and fully qualified to execute this document on behalf of the Contractor.

                       EXECUTED BY CONTRACTOR:

                       Western Plains Development Corp.

                       By:_________________________________________

                       Title:________________________________________

                              REPORT OF OPERATIONS

                 QUARTER ENDED:____________________________,199X

-------------------------------------       -----------------------------------
LOCAL PARTNERSHIP:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
GENERAL PARTNER:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
FIRM NAME:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
PROPERTY NAME:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
                                            -----------------------------------
-------------------------------------       -----------------------------------
RESIDENT MANAGER:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
ACCOUNTANT:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
FIRM:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

------------------------------------       -----------------------------------
MANAGEMENT COMPANY
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CONTACT:
-------------------------------------       -----------------------------------

-------------------------------------------------------------------------------

                              OCCUPANCY INFORMATION


A. Number of Units_____ Number of RA Units_____ Number of Section 8 Tenants ____


B. Occupancy for the Quarter has: Increased ____ Decreased_____
                                  Remained the Same _____


C. Number of:  Move-Ins ______   Move-Outs __________   % of Occupancy ______


D. Average length of tenant residency:   1-6 months ______   6-12 months ______

                                         1-3 years  ______   Over 4 years_____

E. Number of Basic rent qualified applicants on waiting list:  ________

F. If the apartments are less than 90% occupied, please explain why and describe what efforts are being made to lease-up remaining units.

 ___________________________________________________________________________

G. On site manager:   Full Time__________  Part Time____________.

   If part-time, the number of hours per week_____________.

                             OPERATIONAL INFORMATION

                Rent Schedule and Increases from Previous Quarter


                       Number     Monthly Rent         Rent Increases  Effective
                       of Units   Basic / Market    Amount    Percent    Date


1 Bedroom              ________   ______________    _________________  ________

2 Bedroom              ________   ______________    _________________  ________

3 Bedroom              ________   ______________    _________________  ________


                              PROPOSED MAINTENANCE


                                       Completed        Funded by
   Type                Description        or            Operations or    Amount
                                        Planned         Reserves
------------------------------------------------------------------------------
Interior Painting
------------------------------------------------------------------------------
Exterior Painting
------------------------------------------------------------------------------
Siding
------------------------------------------------------------------------------
Roofing
------------------------------------------------------------------------------
Drainage
------------------------------------------------------------------------------
Paving
------------------------------------------------------------------------------
Landscaping
------------------------------------------------------------------------------
Playground
------------------------------------------------------------------------------
Community Room
------------------------------------------------------------------------------
Laundry Room
------------------------------------------------------------------------------
Common Areas
------------------------------------------------------------------------------
Carpet
------------------------------------------------------------------------------
Appliances
------------------------------------------------------------------------------
Lighting
------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Please describe in detail any major repairs:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                              CONDITION OF PROPERTY

THE OVERALL APPEARANCE OF THE BUILDING(S) IS:

Excellent                  Good                     Fair                Bad


THE OVERALL APPEARANCE OF THE GROUNDS IS:

Excellent                  Good                     Fair                 Bad


EXTERIOR CONDITION (Please Check Appropriate Box)
------------------------------------------------------------------------------
Type of Condition        Excellent       Good          Fair    Problems/Comments
------------------------------------------------------------------------------
Signage
-------------------------------------------------------------------------------
Parking Lots
-------------------------------------------------------------------------------
Office/Storage
-------------------------------------------------------------------------------
Equipment
-------------------------------------------------------------------------------
Community Building
-------------------------------------------------------------------------------
Laundry Room
-------------------------------------------------------------------------------
Benches/Playground
-------------------------------------------------------------------------------
Lawns, Plantings
-------------------------------------------------------------------------------
Drainage, Erosion
-------------------------------------------------------------------------------
Carports
-------------------------------------------------------------------------------
Fences
-------------------------------------------------------------------------------
Walks/Steps/Guardrails
-------------------------------------------------------------------------------
Lighting
-------------------------------------------------------------------------------
Painting
-------------------------------------------------------------------------------
Walls/Foundation
-------------------------------------------------------------------------------
Roof/Flashing/Vents
-------------------------------------------------------------------------------
Gutters/Splashblocks
-------------------------------------------------------------------------------
Balconies/Patios
-------------------------------------------------------------------------------
Doors Windows/Screens
-------------------------------------------------------------------------------
Elevators
-------------------------------------------------------------------------------


INTERIOR CONDITION
-------------------------------------------------------------------------------
Stairs
-------------------------------------------------------------------------------
Flooring
-------------------------------------------------------------------------------
Doors/Cabinets/Hardware
-------------------------------------------------------------------------------
Drapes/Blinds
-------------------------------------------------------------------------------
Interior Painting
-------------------------------------------------------------------------------
Refrig/Stoves/Sinks
-------------------------------------------------------------------------------
Bathroom/Tubs/Showers
    Toilets
-------------------------------------------------------------------------------

                                FINANCIAL STATUS

A. Replacement Reserve is: Fully-funded Under-funded Amount (complete attached schedule)
       Tax/Insurance Escrow is: Fully-funded Under-funded Amount (complete attached schedule)
       Property is operating at a:    Surplus       Deficit         Amount

       If deficit, General Partner funding?        Yes        No      Amount

       Mortgage Payments are:   On Schedule        Delinquent        Amount

       Are the taxes current?          Yes                                No
       (please provide copy of paid tax bill)
       Is the insurance current?       Yes             No          Renewal Date
       (please provide copy of yearly renewal)
B.     Please note and explain any significant changes in the following:


       Administrative Expense   Increase        Decrease            Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Repairs/Maintenance Expense      Increase    Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Utility Expense        Increase          Decrease             Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Taxes/Insurance Expense    Increase       Decrease            Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------


C.     Do you anticipate making a return to owner distribution?   Yes      No


       Explanation:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

D.     Please explain in detail any change in the financial condition:

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
E.     Any insurance claims files?  Yes______   No______
       If yes, please explain:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

                              SCHEDULE OF RESERVES

                            Replacement    Tax & Insurance    Other      Total

Beginning Balance:

Deposits:

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

Total Deposits
                          -----------       ----------       -------    -------
Authorized Disbursements:
       Description:

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

Total Disbursements:     -----------        ----------       --------    ------

Ending Balance: (1)      -----------        ----------       --------    ------

Required Balance:        -----------        ----------       --------    ------

Over/under funding:      -----------        ----------       --------    ------

(1) Must agree with amount shown on the balance sheet.



Prepared By:                                                Date:
-------------------------------------------------------------------------------
Firm:                                                       Telephone:
-------------------------------------------------------------------------------

Reminder: Please include the following documents:

              1. Completed Report of Operations
              2. Balance Sheet
              3. Statement of Income & Expenses
              4. Rent roll for quarter ending
              5. Tax Credit Compliance Report

                          INITIAL TENANT CERTIFICATIONS
                                 PARTNERSHIP NAME

Fund:          Tax Credit Set-Asides Information:  Loan/Regulatory Set-Asides:
Property Name: [ ] 20/50 or [  ] 40/60 Election
Address:       Does the 51% average apply? [  ] Y [  ] N
               Deeper Set-Aside __% @ 50% AMI

County:
                               Management Company
[ ] Multi-Family                                    Contact Person:
[ ] Elderly

  24 Number of Units                                Phone #

     Number of Exempt
     Units
LIHTC Project#

-----------------------------------------------------------------------------
                                                                Gross   Move-In
Unit  First Time   Move-In  No. of                      No. in Income   Income
No.   Tenant Name  Date     Bdrms  Sq. Ft.   Set-Aside  Unit   Move-In  Limits
-------------------------------------------------------------------------------
      BIN #        Certificate of Occupancy Date:
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     BIN #          Certificate of Occupancy Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     BIN #           Certificate of Occupancy Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



                                      H-6 (a)

                          INITIAL TENANT CERTIFICATIONS
                                PARTNERSHIP NAME
(CONTINUED)

Tenant                                                            Tenant
Income       Income         Asset      Unit   Rent      Tenant    Utility
Qualified Verification  Verification   Rent   Subsidy   Payment   Allowance

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                   H-6(b)

                          INITIAL TENANT CERTIFICATIONS
                                PARTNERSHIP NAME
(CONTINUED)

     Tenant                   Tenant            Overall
Gross     Maximum             Rent              Tenant
Rent      Rent                Qualified         Eligible

-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------


                                H-6(c)

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT
                                  PROPERTY NAME


Quarter Ending: Tax Credit Set-Asides Information:  Loan/Regulatory Set-Asides:
                [  ] 20/50 or [  ] 40/60 Election
                Does the 51% average apply? [  ] Y [  ] N
                Deeper Set-Aside : ( List Details)



County:    Allocation:                                 Management Company:

           Pre-1990 (Rent based on number of persons)  Contact Person:
           Elected to change No. Bedrm
           Post-1989 (Based on number of Bedroom)

[  ] Multi-Family  [  ] Elderly                         Phone No.

      Number of Units
      Number of Exempt Units                            Fax No.
                                                        Prepared by:

LIHTC Project#
-----------------------------------------------------------------------------
                                                          Gross    Annual
Unit   Tenant    Move-In   No. Of   Inc.   Set-  No. In   Annual   Income
No.    Name      Date      Bdrms    Pct.  Aside  Unit     Income   Limits
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                      H-7 (a)

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT
                                  PROPERTY NAME
(CONTINUED)


Annual  Tenant                                   Less
Recert.  Income      Income     Assets   Unit    Rent     Tenant
Date   Qualified   Verified   Verified   Rent  Subsidy   Payment

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                     H-7(b)

        Tenant              Tenant     Overall
Utility   Gross   Maximum    Rent       Tenat
Allow.    Rent    Rent    Qualified    Eligible

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  H-7(c)

                       Tenant Tax Credit Compliance Audit
                         Document Transmittal Checklist

Unit Number          Property Name                                   Date


Tenant Name                                               Completed By:


Initial  _________        Annual________
  Check Box for Type of Certification         Management Company
                                                 This Section For WNC Use Only
Check Documents Being Sent
                                                          Received.  Reviewed
___Internal Checklist or worksheet
___Initial - Rental Application/Rental Agreement
___Initial - Questionnaire of Income/Assets
___Recertification   -  Questionnaire  of  Income/Assets
___Recertification  -   Addendum  to  Lease
___Employment Verification
___Employment Termination Verification
___Military  Verification
___Verification  of  Welfare  Benefits
___Verification of Social Security Benefits
___Verification   of   Disability    Benefits
___Unemployment    Verification
___Verification   of   Unemployment   Compensation
___Verification   Worksmen Compensation
___Retirement/Annuities  Verification
___Verification of Veterans Pension
___Verification  of Child Support
___Verification  of Alimony  Support
___Disposed  of  Assets  Last  2 yrs.
___Real  Estate
___Investment
___Assets Verifications  (savings,  stocks etc.)
___Trusts/with Current Tax Return
___Lump Sum Settlements
___Notarized Affidavit of Support
___Certification of Handicap
___Notarized  Self-Employed-Tax  Return
___Notarized  statement  of  no  income
___Tenant Certification
------------------------------------------------------------------------------
                                   This Section For WNC Use Only

         YES  NO
                     Are all required forms completed?
                     Are all required forms dated?
                     Did the Manager and Tenant sign all documents?
                     Third party verification of income completed?
                     Third party verification of assets completed?
                     Are verifications completed for all members 18 yrs. and over?
                     Did all the members of the household 18 yrs. and over sign all documents?
                     Is lease completed with a minimum of six months/ SRO monthly?
                     Addendum completed?
                     Tenant Certification completed?
                     Are all members of the household full-time students?
                     Is utility allowance correct?
                     Is correct income limit being used?
                     Is correct rent limit being used?

                       For tenants with no income

                     Was notarized statement of no income obtained with tax return?
                     or Were all sources verified (AFDC, Unemployment,
                        Soc. Sec., Disability)?

                        TAX CREDIT COMPLIANCE MONITORING:
                              ANNUAL CERTIFICATION

         As General Partner of Spring Valley Terrace Apartments, LLC, I hereby certify as to the following:

     1. Spring Valley Terrace Apartments, LLC owns a h8 unit project ("Project") in p16.

     2. An annual income certification (including supporting documentation) has been received from each tenant. The income certification reflects that the tenant's income meets the income limitation applicable to the Project pursuant to Section 42(g)(1) of the Internal Revenue Code ("Code").

     3. The Project satisfies the requirements of the applicable minimum set aside test as defined in Section 42(g)(1) of the Code.

     4. Each unit within the Project is rent restricted as defined in Section 42(g)(2)of the Code.

     5. Each unit in the Project is available for use by the general public and not for use on a transient basis.

     6. Each building in the Project is suitable for occupancy in accordance with local health, safety, and building codes.

     7. During the preceding calendar year, there had been no change in the eligible basis, as defined in Section 42(d)of the Code, of any building within the Project.

     8. All common area facilities included in the eligible basis of the Apartment Complex are provided to the tenants on a comparable basis without a separate fee to any tenant in the Project.

     9. During the preceding calendar year when a unit in the Project became vacant reasonable attempts were made to rent that unit to tenants whose incomes met the income limitation applicable to the Project pursuant to Section 42(g)(1) of the Code and while that unit was vacant no units of comparable or smaller size were rented to tenants whose income did not meet the income limitation applicable to the Project pursuant to Section 42(g)(1) of the Code.

     10. If the income of a tenant in a unit increased above the limit allowed in Section 42 (g)(2)(D)(ii), then the next available unit of comparable or smaller size was rented to tenants whose incomes met the income limitation applicable to the Project pursuant to Section 42(g)(1) of the Code.

IN VERIFICATION OF THE FOREGOING ENCLOSED HEREWITH IS A COPY OF THE ANNUAL INCOME CERTIFICATION RECEIVED FROM EACH TENANT IN THE PROJECT. UPON REQUEST I WILL PROVIDE COPIES OF ALL DOCUMENTATION RECEIVED FROM THE TENANT TO SUPPORT THAT CERTIFICATION.

         I declare under penalty of perjury under the law of the State of Arizona that the foregoing is true and correct.


         Executed this     day of            at              ,                .



                                   ------------------------------------

                      Calculation of Debt Service Coverage
                                         Month 1       Month 2        Month 3
                                    ------------  ------------   ------------

               INCOME

Gross Potential Rent
Other Income
Vacancy      Loss
                                     ------------  ------------   ------------
Adjusted Gross Income
                                     ------------  ------------   ------------

                      OPERATING EXPENSES

Utilities
Maintenance
Management Fee
Administration
Insurance
Real Estate Taxes
Other Expenses
                                     ------------  ------------   ------------
Total Operating Expenses
                                     ------------  ------------   ------------

Net Operating Income (1)
Accrual adjustments for:
             R/E Taxes
             Insurance
             Tax/ Accounting
             Other
Replacement Reserves

                                     ============  ============   ============
Income for DSC Calculation
                                     ============  ============   ============

                                     ------------  ------------   ------------
Stabilized Debt Service
                                     ------------  ------------   ------------

                                     ------------  ------------   ------------
Debt Service Coverage (2)
                                     ------------  ------------   ------------

             Please submit this form along with the following supporting documentation:

     Monthly Financial Reports (income statement, balance sheet, general ledger and rent rolls) Operating Budget Copies of bank statements.

     (1) This number should reconcile easily with the monthly financial statements

     (2) The ratio between the Income for DSC calculation and Stabilized Debt Service. As example, a 1.15 DSC means that for every $1.00 of Stabilized Debt Service required to be paid there must be $1.15 of Net Operating Income available.